As filed with the Securities and Exchange Commission on August 4, 2009.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL FUNDS, INC.
f/k/a Principal Investors Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street
Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class A, Class B, Class C Shares common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f)
under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on September 3, 2009, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

September __, 2009

Dear Shareholder:

A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des
Moines, Iowa 50392-2080, on November 16, 2009 at 10:00 a.m., Central Time.

At the Meeting, Class A, Class B and Class C shareholders of each of the series or funds of PFI listed in the first column below (each, an “Transferor Fund”) will be asked to consider and approve a proposed Plan of
Acquisition (the “Plan”) pursuant to which these share classes (and the net assets attributable thereto) will be combined into the corresponding PFI fund listed in the second column below (each, an “Acquiring Fund”) (each a
“Combination” and, collectively, the “Reorganization”).

Transferor Funds		Acquiring Funds
LargeCap Blend Fund I	--	Disciplined LargeCap Blend Fund
LargeCap Growth Fund I	--	LargeCap Growth Fund

The Class A, B and C shares of the Transferor Funds, which have different expense arrangements than the other share classes of these Funds, have not attracted sufficient assets to be economically viable. The
Reorganization is intended to transfer these share classes to larger funds (including with respect to Class A, B and C share assets).

Under the Plan and with respect to each Combination: (i) PFI will designate the Class A, B and C shares of the Transferor Fund as, and transfer the net assets attributable to these share classes to, a temporary, new interim fund (a “New Interim Fund”), with the result that the Transferor Fund Class A, B and C shareholders will become shareholders of the same numbers of, respectively, Class A, B and C shares of the New Interim Fund having the same values as their Transferor Fund shares; (ii) the New Interim Fund will transfer such Transferor Fund net assets to the corresponding Acquiring Fund in exchange for its Class A, B and C shares; and (iii) the New Interim Fund will liquidate and distribute the Acquiring Fund Class A, B and C shares to, respectively, the New Interim Fund
Class A, B and C shareholders (the former Transferor Fund Class A, B and C shareholders. As a result, Transferor
Fund Class A, B and C shareholders will become, respectively, Acquiring Fund Class A, B and C shareholders. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets attributable to the Class A, B and C shares of its corresponding Transferor Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of a Transferor Fund will be equal in value to the value of that shareholder’s shares of the Transferor Fund as of the close of regularly scheduled trading on the New
York Stock Exchange (“NYSE”) on the closing date of the Reorganization. If the Reorganization is approved by
Class A, B and C shareholders of the Transferor Funds, the closing date is expected to be November 20, 2009. The
Class A, B and C shares of each Transferor Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund.

The Board of Directors of PFI has unanimously approved the Reorganization and believes that it is in the best interest of the Transferor and Acquiring Funds. With respect to each Combination, the Transferor and
Acquiring Funds have the same investment objective and closely similar principal investment strategies and risks, and each Acquiring Fund has outperformed its corresponding Transferor Fund over the three- and five-year periods ended December 31, 2008. In addition, with respect to Class A, B and C shares, the Acquiring Fund in both
Combinations has lower overall expense ratios than the corresponding Transferor Fund, except that such ratios are the same for the Class B shares in the Combination involving the LargeCap Blend Fund I. Moreover, the Acquiring
Funds are much larger than the Transferor Funds (including with respect to Class A, B and C share assets) and should afford Transferor Fund Class A, B and C shareholders better prospects for growth and efficient management.
The Reorganization will not result in the dilution of any of the interests of existing shareholders of the Funds.

1

The value of your investment will not be affected by the Reorganization. Although the Reorganization will be a taxable transaction for each of the Transferor Funds, it will have no adverse tax impact on most shareholders who are either tax-qualified (IRA) accounts or in net-loss positions. With respect to each Combination, the Class A,
B and C shares of the Transferor Fund will pay the expenses of the Reorganization, including printing, mailing and legal fees. If these expenses exceed a specified amount, the excess amount will be paid by the Fund’s investment advisor, Principal Management Corporation.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus, and a
proxy ballot for shares of each Transferor Fund you owned as of August 17, 2009, the record date for the Meeting.
The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the Reorganization and recommends that you vote FOR the Proposal that pertains to your Transferor Fund.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/ Prospectus and then complete and mail your proxy card in the enclosed postage-paid envelope, allowing sufficient time for its receipt by November 15, 2009. As a convenience we offer three options for voting your shares:

By Internet: Follow the instructions located on your proxy card.

By Phone: The phone number is located on your proxy card. Be sure you have your control number, which is printed on your proxy card, available at the time you call.

By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided with these proxy materials.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-
222-5852.

Sincerely,

/s/ NORA M. EVERETT
Nora M. Everett
President

2

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Class A, Class B and Class C Shareholders of the
LargeCap Blend Fund I and LargeCap Growth Fund I:

Notice is hereby given that a Special Meeting of the Class A, Class B and Class C shareholders (the
“Meeting”) of the LargeCap Blend Fund I and LargeCap Growth Fund I, each a separate series or fund of Principal
Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 16, 2009 at 10:00
a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting (or any adjournment thereof) is included with this notice.

Proposal 1	Approval of a Plan of Acquisition providing for the combination of the Class A, B and C shares of the LargeCap Blend Fund I into the Disciplined LargeCap Blend Fund.
Only Class A, B and C shareholders of the LargeCap Blend Fund I will vote on the Proposal)

Proposal 2	Approval of a Plan of Acquisition providing for the combination of the Class A, B and C shares of the LargeCap Growth Fund I into the LargeCap Growth Fund.
(Only Class A, B and C shareholders of the LargeCap Growth Fund I will vote on the Proposal)

Any other business that may properly come before the Meeting.

The Board of Directors of PFI recommends that shareholders vote FOR each Proposal.

Approval of each Proposal will require the affirmative vote of the holders of at least a “Majority of the
Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) with respect to the
Class A, B and C shares of the Fund voting on that Proposal.

Each shareholder of record at the close of business on August 17, 2009 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

/s/ NORA M. EVERETT
Nora M. Everett
President

September __, 2009
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 16, 2009

RELATING TO THE COMBINATIONS OF:

(1) THE CLASS A, B AND C SHARES OF THE LARGECAP BLEND FUND I
INTO THE DISCIPLINED LARGECAP BLEND FUND;
and
(2) THE CLASS A, B AND C SHARES OF LARGECAP GROWTH FUND I
INTO THE LARGECAP GROWTH FUND

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on November 16, 2009, at 10:00 a.m., Central Time (the “Meeting”).

     At the Meeting, Class A, Class B and Class C shareholders of each of the series or funds of PFI listed in the first column below (each, an “Transferor Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) pursuant to which these share classes (and the net assets attributable thereto) will be combined into the corresponding PFI fund listed in the second column below (each, an “Acquiring Fund”) (each a “Combination” and, collectively, the “Reorganization”).

Transferor Funds		Acquiring Funds
LargeCap Blend Fund I	--	Disciplined LargeCap Blend Fund
LargeCap Growth Fund I	--	LargeCap Growth Fund

     Under the Plan and with respect to each Combination: (i) PFI will designate the Class A, B and C shares of the Transferor Fund as, and transfer the net assets attributable to these share classes to, a temporary, new interim fund (a “New Interim Fund”), with the result that the Transferor Fund Class A, B and C shareholders will become shareholders of the same numbers of, respectively, Class A, B and C shares of the New Interim Fund having the same values as their Transferor Fund shares; (ii) the New Interim Fund will transfer such Transferor Fund net assets to the corresponding Acquiring Fund in exchange for its Class A, B and C shares; and (iii) the New Interim Fund will liquidate and distribute the Acquiring Fund Class A, B and C shares to, respectively, the New Interim Fund Class A, B and C shareholders (the former Transferor Fund Class A, B and C shareholders. As a result, Transferor Fund Class A, B and C shareholders will become, respectively, Acquiring Fund Class A, B and C shareholders. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets attributable to the Class A, B and C shares of its corresponding Transferor Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of a Transferor Fund will be equal in value to the value of that shareholder’s shares of the Transferor Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. If the Class A, B and C shareholders of the Transferor Funds approve the Reorganization, the closing date is expected to be November 20, 2009. The Class A, B and C shares of each Transferor Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information you should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Transferor and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended October 31, 2008. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.

     A Statement of Additional Information dated September __, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. The PFI Prospectus for Class A, B and C shares and the PFI Statement of Additional Information, each dated March 1, 2009 and as supplemented (the “PFI Prospectus” and the “PFI SAI,” respectively), have been filed with the SEC and, insofar as they relate to the Transferor Funds, are incorporated by reference into this Proxy Statement/Prospectus. You may obtain copies of these documents without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department at this toll free number if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is September ____, 2009.

2

i

INTRODUCTION

     The purpose of the Meeting is for the Class A, B and C shareholders of each Transferor Fund to consider and vote upon the proposed Reorganization. All Class A, B and C shareholders of record of each Transferor Fund at the close of business on August 17, 2009 (the “Record Date”) are entitled to one vote for each share (and fractional votes for fractional shares) of the Transferor Fund held on the Record Date.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 66 separate funds (the “PFI Funds”), including the Transferor and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), the investment advisor to each of the Transferor and Acquiring Funds is Principal Management Corporation (“PMC”) and the principal underwriter for the Class A, B and C shares of PFI is Principal Funds Distributor, Inc. (The “Distributor” or “PFD”). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to each of the Transferor and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with sub-advisors with respect to each of the Transferor and Acquiring Funds. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. PMC and the sub-advisors to the Transferor and Acquiring Funds are registered with the SEC as investment advisers under the Investment Advisers Act of 1940, as amended.

OVERVIEW OF THE REORGANIZATION

     The Reorganization. At its meetings held on March 9, 2009 and July 30, 2009, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI or PMC (the “Independent Directors”), approved the Plan providing for the combination of the Class A, B and C shares of each Transferor Fund into its corresponding Acquiring Fund. The Class A, B and C shares of the Transferor Funds, which have different expense arrangements than the other share classes of these Funds, have not attracted sufficient assets to be economically viable. The Reorganization is intended to transfer these share classes to larger funds (including with respect to Class A, B and C share assets).

     The Reorganization contemplates that, with respect to each Combination: (i) PFI will designate the Class A, B and C shares of the Transferor Fund as, and transfer the net assets attributable to these share classes to, a temporary, new interim fund (a “New Interim Fund”); (ii) the Transferor Fund Class A, B and C shareholders will become shareholders of the same numbers of, respectively, Class A, B and C shares of the New Interim Fund having the same values as their Transferor Fund Shares; (iii) the New Interim Fund will transfer all of its net assets to the corresponding Acquiring Fund in exchange for its Class A, B and C shares; and (iv) the New Interim Fund will liquidate and distribute the Acquiring Fund Class A, B and C shares to, respectively, the New Interim Fund Class A, B and C shareholders (the former Transferor Fund Class A, B and C shareholders).

     As a result, the Class A, B and C shareholders of the Transferor Fund will become, respectively, Class A, B and C shareholders of the Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets attributable to the Class A, B and C shares of its corresponding Transferor Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of a Transferor Fund will be equal in value to the value of that shareholder’s shares of the Transferor Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. If the Class A, B and C shareholders of the Transferor Funds approve the Reorganization, the closing date is expected to be November 20, 2009. The Class A, B and C shares of each Transferor Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of the Plan which is attached hereto as Appendix A.

     The consummation of a Combination may occur regardless of whether the consummation of the other Combination occurs.

     The Board of Directors of PFI has unanimously approved the Reorganization and believes that it is in the best interest of the Transferor and Acquiring Funds and will not result in the dilution of any of the interests of existing shareholders of the Funds. The factors that the Board considered in deciding to approve the Reorganizations are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.”

     Although the Reorganization will be a taxable transaction for each of the Transferor Funds, it will have no adverse tax impact on most shareholders who are either tax-qualified (IRA) accounts or in net-loss positions. See “Information About the Reorganization -- Federal Income Tax Consequences.”

     The Reorganization will not result in any material change in the purchase, redemption and exchange procedures followed with respect to the Funds and the distribution of shares of the Funds. Information about these procedures is included under “Additional Information About the Funds.”

     With respect to each Combination, the Class A, B and C shares of the Transferor Fund will pay the expenses of the Reorganization, including, printing, mailing and legal fees. If these expenses exceed a specified amount, the excess amount will be paid by PMC. Transferor Fund Class A, B and C shares will also pay trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the corresponding Acquiring Fund and reinvesting the proceeds in securities that would be compatible. Such trading costs are estimated to be $158,000 ( $.01 per share) for the LargeCap Blend Fund I and $102,000 ($.01 per share) for the LargeCap Growth Fund I. See “Capitalization.”

     For convenience and as used herein, the term “Transferor Fund,” unless otherwise stated or the context otherwise requires, refers to the Class A, B and C shares of the Transferor Fund only.

     Related PFI Reorganization. The Plan approved by the Board contemplates a related PFI reorganization pursuant to which the Class A, B and C shares (as applicable) of one additional PFI Fund will be combined into each of the Acquiring Funds involved in the Reorganization (the “Related PFI Reorganization”). Under the Related PFI Reorganization, the Class A, B and C shares of the LargeCap Blend Fund II will be combined into the Disciplined LargeCap Blend Fund (the Acquiring Fund under Proposal 1), and the Class A and C shares of the LargeCap Growth Fund II will be combined into the LargeCap Growth Fund (the Acquiring Fund under Proposal 2). If these combinations are approved by Class A, B and C shareholders (as applicable) of these PFI Funds at a shareholders meeting also scheduled for November 16, 2009, these combinations are expected to take place at the same time as the Combinations covered by this Proxy/Statement Prospectus. The impact of the Related PFI Reorganization on the Acquiring Funds is reflected under “Fees and Expenses of the Funds” in each Proposal and also under “Capitalization.”

PROPOSAL 1

APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR
THE COMBINATION OF THE CLASS A, B AND C SHARES OF THE LARGECAP
BLEND FUND I INTO THE DISCIPLINED LARGECAP BLEND FUND

OVERVIEW OF THE REORGANIZATION

     Shareholders of the Class A, B and C shares of the LargeCap Blend Fund I (the “Transferor Fund”) are being asked to approve the Reorganization providing for the Combination of these share classes (and the net assets attributable thereto) into the Disciplined LargeCap Blend Fund (the “Acquiring Fund”).

     For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganization.”

     Pursuant to the Related PFI Reorganization, it is proposed that the Class A, B and C shares of the LargeCap Blend Fund II will also be combined into the Acquiring Fund.

COMPARISON OF TRANSFEROR AND ACQUIRING FUNDS
The following table provides comparative information with respect to the Transferor and Acquiring funds.
LargeCap Blend Fund I	Disciplined LargeCap Blend Fund
(Transferor Fund)	(Acquiring Fund)
Approximate Net Assets as of April 30, 2009 (unaudited):
$75,642,000 (A, B and C shares)	$203,574,000 (A, B and C shares)*
$1,895,394,000 (All share classes)*
*Assets do not reflect the Related PFI Reorganization
expected to take place on November 20, 2009. See
“Capitalization.”

Investment Advisor:
PMC
Sub-Advisor(s):
Goldman Sachs Asset Management, L.P. (“GSAM”)	Principal Global Investors, LLC (“PGI”)

Investment Objective:
Both Funds seek long-term growth of capital.

Principal Investment Strategies:

The Fund seeks its objective through investment in a	The Fund invests primarily in common stocks of large
broadly diversified portfolio of large cap and blue chip	capitalization companies. Under normal circumstances,
equity investments representing all major sectors of the	the Fund invests at least 80% of its net assets (plus any
U.S. economy. Under normal circumstances, the Fund	borrowings for investment purposes) in common stocks
invests at least 80% of its net assets (plus any	of companies with large market capitalizations (those
borrowings for investment purposes) in equity securities	with market capitalizations similar to companies in the
of companies with large market capitalizations (those	Standard & Poor’s (“S&P”) 500 Index (as of the most
with market capitalizations similar to companies in the	recent calendar year end, this range was between
S&P 500 Index (as of the most recent calendar year end,	approximately $0.5 billion and $406.1 billion)) at the
the range was between approximately $0.5 billion and	time of purchase. Market capitalization is defined as
$406.1 billion)) measured at the time of purchase.	total current market value of a company’s outstanding
Market capitalization is defined as total current market	common stock. The Fund will invest in some mid cap
value of a company’s outstanding common stock. The	stocks.
Fund will invest in some mid cap stocks. Up to 25% of
Fund assets may be invested in foreign securities.	In selecting securities for investment, PGI looks at
stocks with value and/or growth characteristics and
GSAM seeks to outperform the S&P 500 Index by	constructs an investment portfolio that has a “blend” of
overweighting stocks that it believes are more likely to	stocks with these characteristics. In managing the
outperform the benchmark while underweighting stocks	assets of the Fund, PGI does not have a policy of
that it believes will lag the Index. GSAM seeks to add	preferring one of these categories to the other. The
value from stock selection rather than sector rotation	value orientation emphasizes buying stocks at less than
strategies or market timing. Its approach is to combine	their expected investment value and avoiding stocks
traditional fundamental analysis with sophisticated	whose price has been artificially built up. The growth
quantitative modeling and to carefully construct and	orientation emphasizes buying stocks of companies

LargeCap Blend Fund I	Disciplined LargeCap Blend Fund
(Transferor Fund)	(Acquiring Fund)
manage the risk in the portfolio.	whose potential for growth of capital and earnings is
expected to be above average.

PGI believes that changes in market expectations drive
stock prices. Early identification of improving business
fundamentals, early identification of positive change in
expectations regarding future profitability of companies
and paying prices that are below “fair value” for these
stocks will result in investment management success.
PGI’s investment process seeks to systematically
identify stocks with desirable characteristics and
combine these stocks in a risk-managed portfolio to
maximize return potential by controlling risk.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The investment objectives of the Funds are identical in that both seek long-term capital growth. They also have closely similar principal investment strategies of investing, under normal circumstances, at least 80% of net assets of large-capitalization companies. Moreover, both Funds pursue both growth and value orientations to investing. The main difference between the Funds is that the Transferor Fund, but not the Acquiring Fund, may invest up to 25% of net assets in foreign securities.

The investment objective of each Fund may be changed by the Board without shareholder approval.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About the Funds -- Certain Investment Strategies and Related Risks” as well as in the Statement of Additional Information.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Transferor and Acquiring Funds. In the Reorganization, the holders of Class A, B and C shares of the Transferor Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

     The following table shows the fees and expenses you may pay when you buy and redeem Class A, B or C shares of the Funds. These fees and expenses are more fully described under “Additional Information About the Funds – Costs of Investing in the Funds.”

	Class A	Class B	Class C
Maximum sales charge(load) imposed on	5.50% (1)	None	None
purchases (as a % of offering price)
Maximum Contingent Deferred Sales	1.00% (2)	5.00% (3)	1.00% (4)
Charge(CDSC) (as a % of dollars subject to
charge)

Redemption or Exchange Fee (as a % of	1.00% (5)	1.00% (5)	1.00% (5)
amount redeemed/ exchanged)

(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.

(2) A CDSC may apply on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

(3) CDSCs are reduced after two years and eliminated after five years.

(4) A CDSC applies on certain redemptions made within 12 months.

(5) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

     The following table shows, for the Class A, B and C shares of the Funds and for the fiscal year ended October 31, 2008: (a) the ratios of expenses to average net assets; (b) the pro forma expense ratios of the Acquiring Fund assuming that the Reorganization had taken place at the commencement of that fiscal year; and (c) the pro forma expense ratios of the Acquiring Fund assuming that both the Reorganization and the combination of the LargeCap Blend Fund II into the Acquiring Fund pursuant the Related PFI Reorganization had taken place at the commencement of that fiscal year.

	Manage-	Distribution	Other	Acquired	Total Fund	Expense	Net
	ment	and/or	Expenses	Fund	Operating	Reimburse-	Operating
	Fees (2)	Service		Expenses	Expenses	ment	Expenses
		(12b-1) Fees
(1) LargeCap Blend Fund
I (Transferor Fund)
Class A	0.44%	0.25%	0.42%	N/A	1.11%	N/A	1.11%
Class B	0.44%	1.00%	0.63%	N/A	2.07%	N/A	2.07%
Class C (1)	0.44%	1.00%	2.86%	N/A	4.30%	N/A	4.30%
(2) Disciplined LargeCap
Blend Fund (Acquiring
Fund)
Class A	0.57%	0.25%	0.22%	0.01%	1.05%	N/A	1.05%
Class B	0.57%	1.00%	0.49%	0.01%	2.07%	N/A	2.07%
Class C (1)	0.57%	1.00%	1.37%	0.01%	2.95%	1.12%	1.83%
(3)Disciplined LargeCap
Blend Fund (Acquiring
Fund) (Pro forma)(4)
Class A (3)	0.57%	0.25%	0.22%	0.01%	1.05%	0.04%	1.01%
Class B	0.57%	1.00%	0.36%	0.01%	1.94%	N/A	1.94%
Class C (1)	0.57%	1.00%	1.26%	0.01%	2.84%	1.01%	1.83%
(4) Disciplined LargeCap
Blend Fund (Acquiring
Fund) (Pro forma assuming
Related PFI Reorganization) (4)
Class A (3)	0.57%	0.25%	0.22%	0.01%	1.05%	0.04%	1.01%
Class B	0.57%	1.00%	0.36%	0.01%	1.94%	N/A	1.94%
Class C (1)	0.57%	1.00%	1.26%	0.01%	2.84%	1.01%	1.83%

(1) PMC has contractually agreed to limit each Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Expenses, through the period ending February 10, 2010 for the Transferor Fund and February 28, 2011 for the Acquiring Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.90% for Class C shares of the Transferor Fund and 1.82% for Class C shares of the Acquiring Fund.

(2) Effective July 1, 2009, PMC has contractually agreed to limit the Transferor Fund’s Management Fees through the period ending February 28, 2011. This expense limit will reduce the Fund’s Management fees by 0.006% (expressed as a percent of average net assets on an annualized basis).

(3) Effective as of the time of the Reorganization and through the period ending February 28, 2011, PMC has contractually agreed to reduce the Acquiring Fund's expenses attributable to Class A shares by 0.04% (expressed as a percent of average net assets on an annualized basis).

(4) The pro forma figures do not reflect the costs associated with the Reorganization which are estimated to be $123,000, $122,850 of which will be paid by the Class A, B and C shares of the Transferor Fund. Assuming the Acquiring Fund experiences the pro forma expense ratios shown above, Transferor Fund Class A, B and C shareholders may expect, as shareholders of the same share classes of the Acquiring Fund after the Reorganization, to recover the expenses of the Reorganization in eighteen months.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Transferor and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The costs of investing for Class B shares in the 10-year examples reflect conversion of Class B shares to Class A shares after the eighth year. The examples should not be considered a representation of future expenses of the Transferor or Acquiring Fund. Actual expenses may be greater or less than those shown.

	If you sell your shares:				If you do not sell your shares:
	Number of years you own your shares
	1	3	5	10	1	3	5	10
LargeCap Blend Fund I
(Transferor Fund)
Class A	$657	$ 883	$1,128	$1,827	$657	$ 883	$1,128	$1,827
Class B	$710	$1,049	$1,314	$2,154	$710	$1,049	$1,314	$2,154
Class C	$532	$1,304	$2,188	$4,454	$432	$1,304	$2,188	$4,454
Disciplined LargeCap
Blend Fund (Acquiring
Fund)
Class A	$651	$ 866	$1,098	$1,762	$651	$ 866	$1,098	$1,762
Class B	$710	$1,049	$1,314	$2,138	$710	$1,049	$1,314	$2,138
Class C	$286	$ 789	$1,437	$3,177	$286	$ 789	$1,437	$3,177
Disciplined LargeCap
Blend Fund (Acquiring
Fund) (Pro forma)
Class A	$647	$861	$1,093	$1,758	$647	$861	$1,093	$1,758
Class B	$697	$1,009	$1,247	$2,003	$197	$609	$1,047	$2,003
Class C	$286	$768	$1,394	$3,081	$186	$768	$1,394	$3,081
Disciplined LargeCap
Blend Fund (Acquiring
Fund) (Pro forma
assuming Related PFI
Reorganization)
Class A	$647	$861	$1,093	$1,758	$647	$861	$1,093	$1,758
Class B	$697	$1,009	$1,247	$2,003	$197	$609	$1,047	$2,003
Class C	$286	$768	$1,394	$3,081	$186	$768	$1,394	$3,081

Investment Management Fees/Sub-Advisory Arrangements

     Each of the Funds each pays its investment advisor, PMC, an advisory fee which is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

LargeCap Blend Fund I	Disciplined LargeCap Blend Fund
(Transferor Fund)	(Acquiring Fund)

0.45% of the first $500 million;	0.60% of the first $500 million;
0.43% of the next $500 million;	0.58% of the next $500 million;

0.41% of the next $500 million; and	0.56% of the next $500 million; and
0.40% of the excess over $1.5 billion.	0.55% of the excess over $1.5 billion.

     As the sub-advisors to the respective Funds, each of GSAM and PGI is paid a sub-advisory fee for its services. The sub-advisory fees are paid by PMC, not by the Funds.

     The Combination will result in the transfer of the Class A, B and C net assets of the Transferor Fund, which is managed by a sub-advisor that is not an affiliate of PMC, to the Acquiring Fund which is managed by a sub-advisor that is an affiliate of PMC. Thus, the Combination may be expected to benefit PMC by increasing, with respect to such net assets, the amount of advisory fees that are retained by PMC and its affiliates rather than paid to an unaffiliated sub-advisor.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Transferor and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 and in PFI’s Semi-Annual Report to Shareholders for the period ending April 30, 2009.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, you should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Transferor and Acquiring Funds. Because the Funds have identical investment objectives and closely similar principal investment strategies as described above, they have substantially the same risks. They also have some different risks, such as the Transferor Fund’s exposure to the risk of investing in foreign securities.

Risks Applicable to Both Funds:
-- Active Trading Risk	-- Management Risk	-- Securities Lending Risk
-- Equity Securities Risk	-- Market Segment (Large Cap) Risk	-- Underlying Fund Risk
-- Growth Stock Risk	-- Mid Cap Stock Risk	-- Value Stock Risk

Additional Risks Applicable to the Transferor Fund:
-- Exchange Rate Risk	-- Foreign Securities Risk

     All of the above named risks – as well as credit and counterparty risk, liquidity risk and market risk, which are common to all funds -- are more fully described below under “Additional Information About the Funds -- Risks of Investing in the Funds.”

     Certain risks of investing in the Funds are more fully described below under “Additional Information About the Funds – Certain Investment Strategies and Related Risks” and in the Statement of Additional Information. The risks of investing in the Transferor Fund are also described in the PFI Prospectus and the PFI SAI.

PERFORMANCE

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). Past performance (before and after taxes) does not indicate future results.

The year-to-date return as of June 30, 2009 is 0.50%.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.32%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.57%

The year-to-date return as of June 30, 2009 is 1.63%.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.82%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.87%

Average Annual Total Returns (%) (with Maximum Sales Charge)
for periods ended December 31, 2008
		1 Year	5 Years	10 Years	Life of Fund
LargeCap Blend Fund I (Transferor Fund)
--Class A	(before taxes) (1)	-40.31%	-4.41%	-5.84%	N/A
	(after taxes on distributions)(2)	-40.41%	-4.60%	-6.01%	N/A
	(after taxes on distributions and sale of	-26.06%	-3.63%	-4.77%	N/A
	shares)(2)
--Class B	(1)	-40.51%	-4.56%	-5.99%	N/A
--Class C	(1)	-37.94%	-4.09%	-5.95%	N/A
--S&P 500 Index (4)		-37.00%	-2.19%	-1.38%	N/A
--Morningstar Large Blend Category Average		-37.79%	-2.47%	-0.84%	N/A

Disciplined LargeCap Blend Fund (Acquiring Fund)
--Class A	(before taxes) (3)	-41.80%	-3.39%	N/A	1.19%
	(after taxes on distributions) (2)	-41.90%	-3.96%	N/A	0.55%
	(after taxes on distributions and sale of shares)	-27.03%	-2.62%	N/A	1.15%
	(2)
--Class B (3)		-42.12%	-3.51%	N/A	1.24%
--Class C (3)		-39.43%	-2.98%	N/A	1.44%
--S&P 500 Index (4)		-37.00%	-2.19%	N/A	2.39%
--Morningstar Large Blend Category Average		-37.79%	-2.47%	N/A	1.78%

(1) Class A and B shares of the Transferor Fund commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Class R-3 shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares. Class R-3 shares were first sold on December 6, 2000.
(2) After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Class A and B shares of the Acquiring Fund commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of Class

A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 30, 2002. (4) Index performance does not reflect deductions for fees, expenses, or taxes.

PROPOSAL 2

APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR
THE COMBINATION OF THE CLASS A, B AND C SHARES OF THE LARGECAP
GROWTH FUND I INTO THE LARGECAP GROWTH FUND

OVERVIEW OF THE REORGANIZATION

Shareholders of the Class A, B and C shares of the LargeCap Growth Fund I (the “Transferor Fund”) are
being asked to approve the Reorganization providing for the Combination of these share classes (and the net assets attributable thereto) into the LargeCap Growth Fund (the “Acquiring Fund”).

For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see
“Overview of the Reorganization.”

Pursuant to the Related PFI Reorganization, it is proposed that the Class A, B and C shares of the LargeCap
Growth Fund II will also be combined into the Acquiring Fund.

COMPARISON OF TRANSFEROR AND ACQUIRING FUNDS

The following table provides comparative information with respect to the Transferor and Acquiring funds.

LargeCap Growth Fund I	LargeCap Growth Fund
(Transferor Fund)	(Acquiring Fund)

Approximate Net Assets as of April 30, 2009 (unaudited):
$36,146,000 (A, B and C shares)	$308,170,000 (A, B and C shares)*
$1,958,081,000 (All share classes)*
*Assets do not reflect the Related PFI Reorganization
expected to take place on November 20, 2009. See
“Capitalization.”

Investment Advisor:
PMC

Sub-Advisor(s):

T. Rowe Price Associates, Inc. (T. Rowe Price”) and	Columbus Circle Investors (“CCI”)
Brown Investment Advisory Incorporated (“Brown”)

Investment Objective:
Both Funds seek long-term growth of capital.

Principal Investment Strategies:

The Fund seeks to maximize long-term capital	The Fund invests primarily in common stocks and other
appreciation by investing primarily in growth-oriented	equity securities of large capitalization companies with

LargeCap Growth Fund I	LargeCap Growth Fund
(Transferor Fund)	(Acquiring Fund)

equity securities of U.S. and, to a limited extent, foreign	strong earnings growth potential. Under normal
companies with large market capitalizations that exhibit	circumstances, the Fund invests at least 80% of its net
strong growth and free cash flow potential. These	assets (plus any borrowings for investment purposes) in
companies are generally characterized as “growth”	common stocks of companies with large market
companies. Under normal circumstances, the Fund	capitalizations (those with market capitalizations
invests at least 80% of its net assets (plus any	similar to companies in the Russell 1000® Growth
borrowings for investment purposes) in equity securities	Index (as of the most recent calendar year end, this
of companies with market capitalizations within the	range was between approximately $0.02 billion and
range of companies in the Russell 1000® Growth Index	$421.8 billion)) at the time of purchase. Market
(as of the most recent calendar year end, this range was	capitalization is defined as total current market value of
between approximately $0.02 billion and $421.8 billion)	a company’s outstanding common stock. The Fund will
at the time of purchase. Market capitalization is defined	invest in some mid cap stocks. To meet its investment
as total current market value of a company’s outstanding	objective, the Fund may invest in initial public
common stock. The Fund may invest in some mid cap	offerings and up to 25% in foreign securities.
and other stocks that fall below the range of companies
in the Russell Index. The Fund’s investments in foreign	CCI uses a bottom-up approach (focusing on individual
companies will be limited to 25% of its total assets.	stock selection rather than forecasting market trends) in
its selection of individual securities that it believes have
The market capitalization of companies in the Fund’s	an above average potential for earnings growth.
portfolio and the Russell index will change over time,	Selection is based on the premise that companies doing
and the Fund will not automatically sell or cease to	better than expected will have rising securities prices,
purchase the stock of a company it already owns just	while companies producing less than expected results
because the company’s market capitalization grows or	will not. CCI refers to its discipline as positive
falls outside of the index range. The Fund may invest in	momentum and positive surprise.
some securities that do not meet the normal investment
criteria when the sub-advisors perceive unusual	Through in depth analysis of company fundamentals in
opportunities for gain.	the context of the prevailing economic environment,
CCI’s team of investment professionals selects
The portion of the portfolio sub-advised by Brown will	companies that meet the criteria of positive momentum
focus on an industry diversified but relatively	in a company’s progress and positive surprise in
concentrated portfolio of companies that seek to	reported results.
generate high, sustainable earnings growth rates over
long periods of time. Brown will use its in-house
research capabilities and other sources to identify
companies that have the ability to grow revenue and/or
earnings at above average rates over several years.

Brown may sell a stock or reduce its position in a stock
if:
--The stock subsequently fails to meet Brown’s initial
investment criteria or violates the growth thesis.
--A better opportunity is found or if funds are needed for
other purposes.
--The stock becomes overvalued relative to the long-
term expectation for the stock price.

In pursuing its investment objective, Brown may sell
securities to secure gains, limit losses, or redeploy assets into a more promising opportunity. The fund may also
increase or decrease exposure to a specific industry or
broad segment of the market in an effort to protect the
value of the overall portfolio.

LargeCap Growth Fund I	LargeCap Growth Fund
(Transferor Fund)	(Acquiring Fund)

T. Rowe Price generally looks for companies with an
above-average rate of earnings and cash flow growth
and a lucrative niche in the economy that gives them the
ability to sustain earnings momentum even during times
of slow economic growth. As a growth investor, T.
Rowe Price believes that when a company increases its
earnings faster than both inflation and the overall
economy, the market will eventually reward it with a
higher stock price.

T. Rowe may sell securities for a variety of reasons,
such as to secure gains, limit losses, or redeploy assets
into more promising opportunities. T. Rowe may
actively trade securities in an attempt to achieve its
investment objective. T. Rowe could purchase shares
issued by an ETF to temporarily gain broad exposure to
the equity market while awaiting purchase of underlying
securities.

T. Rowe may buy or sell futures and options contracts
for any number of reasons, including: to manage
exposure to changes in interest rates and foreign
currencies; as an efficient means of increasing or
decreasing overall fund exposure to a specific part or
broad segment of the U.S. or a foreign market; in an
effort to enhance income; to protect the value of
portfolio securities; and to serve as a cash management
tool. T. Rowe may purchase or sell call or put options on
securities, financial indices and foreign currencies.

PMC invests between 10% and 40% of the Fund’s assets
in common stocks in an attempt to match or exceed the
performance of the Fund’s benchmark index for
performance. The Fund’s benchmark index for
performance is identified in the average annual total
returns table. PMC’s strategy is an active quantitative
approach to asset management which PMC refers to as
“structured equity.” PMC’s structured equity strategy
applies a risk-controlled investment process that slightly
over/underweights individual stocks relative to their
weight in the Fund’s benchmark index for performance.
Through the structured equity strategy, PMC expects the
Fund to achieve returns in excess of those of the Fund’s
benchmark index for performance with lower risk and
improved predictability of returns for the entire Fund
compared to the Fund’s benchmark index for
performance.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The investment objectives of the Funds are identical in that both seek long-term capital growth. They also have closely similar principal investment strategies of investing, under normal circumstances, at least 80% of net assets in equity securities of large-capitalization companies (defined by reference to the same market index). Moreover, both Funds pursue both growth orientations to investing, may invest in some mid-cap companies and may invest up to 25% of net assets in foreign securities. The main difference between the Funds is that the Transferor Fund has a multi-manager strategy with two sub-advisors and between 10% and 40% of the Transferor Fund’s net assets are managed directly by PMC pursuant to its “structured equity” strategy.

The investment objective of each Fund may be changed by the Board without shareholder approval.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About the Funds -- Certain Investment Strategies and Related Risks” as well as in the Statement of Additional Information.

FEES AND EXPENSES OF THE FUNDS

     The tables below compare the fees and expenses of the shares of the Transferor and Acquiring Funds. In the Reorganization, the holders of Class A, B and C shares of the Transferor Fund will receive, respectively, Class A, B and C shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

     The following table shows the fees and expenses you may pay when you buy and redeem Class A, B or C shares of the Funds. These fees and expenses are more fully described under “Additional Information About the Funds – Costs of Investing in the Funds.”

	Class A	Class B	Class C
Maximum sales charge(load) imposed on	5.50% (1)	None	None
purchases (as a % of offering price)
Maximum Contingent Deferred Sales	1.00% (2)	5.00% (3)	1.00% (4)
Charge(CDSC) (as a % of dollars subject to
charge)

Redemption or Exchange Fee (as a % of	1.00% (5)	1.00% (5)	1.00% (5)
amount redeemed/ exchanged)

(1) Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2) A CDSC may apply on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
(3) CDSCs are reduced after two years and eliminated after five years.
(4) A CDSC applies on certain redemptions made within 12 months.
(5) Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within
30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the
Reorganization.

Fees and Expenses as a % of average daily net assets

     The following table shows, for the Class A, B and C shares of the Funds and for the fiscal year ended October 31, 2008: (a) the ratios of expenses to average net assets; (b) the pro forma expense ratios of the Acquiring Fund assuming that the Reorganization had taken place at the commencement of that fiscal year; and (c) the pro forma expense ratios of the Acquiring Fund assuming that both the Reorganization and the combination of the LargeCap Growth Fund II into the Acquiring Fund pursuant the Related PFI Reorganization had taken place at the commencement of that fiscal year.

	Manage-	Distribution	Other	Total Fund	Expense	Net
	ment	and/or Service	Expenses	Operating	Reimburse-	Operating
	Fees (2)	(12b-1) Fees		Expenses	ment	Expenses
(1) LargeCap Growth Fund I
(Transferor Fund)
Class A	0.73%	0.25%	0.59%	1.57%	N/A	1.57%
Class B	0.73%	1.00%	0.74%	2.47%	N/A	2.47%
Class C (1)	0.73%	1.00%	3.91%	5.64%	N/A	5.64%
(2) LargeCap Growth Fund
(Acquiring Fund)
Class A	0.62%	0.25%	0.34%	1.21%	N/A	1.21%
Class B	0.62%	1.00%	0.51%	2.13%	N/A	2.13%
Class C	0.62%	1.00%	0.40%	2.02%	N/A	2.02%
(3) LargeCap Growth Fund
(Acquiring Fund) (Pro forma) (4)
Class A	0.62%	0.25%	0.34%	1.21%	N/A	1.21%
Class B	0.62%	1.00%	0.50%	2.12%	N/A	2.12%
Class C (3)	0.62%	1.00%	0.42%	2.04%	0.07%	1.97%
(4) LargeCap Growth Fund
(Acquiring Fund) (Pro forma
assuming Related PFI
Reorganization) (4)
Class A	0.62%	0.25%	0.34%	1.21%	N/A	1.21%
Class B	0.62%	1.00%	0.50%	2.12%	N/A	2.12%
Class C (3)	0.62%	1.00%	0.42%	2.04%	0.07%	1.97%

(1) PMC has contractually agreed to limit the Transferor Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending
February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C shares.

(2) Effective July 1, 2009, PMC has contractually agreed to limit the Transferor Fund’s Management Fees through the period ending February 28, 2011. This expense limit will reduce the Fund’s Management fees by 0.016%
(expressed as a percent of average net assets on an annualized basis).

(3) Effective as of the time of the Reorganization and through the period ending February 28, 2011, PMC has contractually agreed to reduce the Acquiring Fund's expenses attributable to Class C shares by 0.07% (expressed as a percent of average net assets on an annualized basis).

(4) The pro forma figures do not reflect the costs associated with the Reorganization which are estimated to be
$94,000. $93,660 of which will be paid by the Transferor Fund Class A, B and C shares. Assuming the Acquiring
Fund experiences the pro forma expense ratios shown above, Transferor Fund Class A, B and C shareholders may expect, as shareholders of the same share classes of the Acquiring Fund after the Reorganization, to recover the expense of the Reorganization in one year.

     Examples: The following examples are intended to help you compare the costs of investing in shares of the Transferor and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The costs of investing for Class B shares in the 10-year examples reflect conversion of Class B shares to Class A shares after the eighth year. The examples should not be considered a representation of future expenses of the Transferor or Acquiring Fund. Actual expenses may be greater or less than those shown.

	If you sell your shares:				If you do not sell your shares:
	Number of years you own your shares
	1	3	5	10	1	3	5	10
LargeCap Growth
Fund I (Transferor Fund)
Class A	$701	$1,018	$1,358	$2,315	$701	$1,018	$1,358	$2,315
Class B	$750	$1,170	$1,516	$2,584	$250	$ 770	$1,316	$2,584
Class C	$662	$1,676	$2,775	$5,463	$562	$1,676	$2,775	$5,463
LargeCap Growth Fund
(Acquiring Fund)
Class A	$667	$ 913	$1,178	$1,935	$667	$ 913	$1,178	$1,935
Class B	$716	$1,067	$1,344	$2,227	$216	$ 667	$1,144	$2,227
Class C	$305	$ 634	$1,088	$2,348	$205	$ 634	$1,088	$2,348
LargeCap Growth Fund
(Acquiring Fund) (Pro forma)
Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	$715	$1,064	$1,339	$2,220	$215	$664	$1,139	$2,220
Class C	$300	$632	$1,091	$2,362	$200	$632	$1,091	$2,362
LargeCap Growth Fund
(Acquiring Fund) (Pro forma
assuming Related PFI
Reorganization)
Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	$715	$1,064	$1,339	$2,220	$215	$664	$1,139	$2,220
Class C	$300	$632	$1,091	$2,362	$200	$632	$1,091	$2,362

Investment Management Fees/Sub-Advisory Arrangements

     Each of the Funds pays its investment advisor, PMC, an advisory fee which is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

LargeCap Growth Fund I	LargeCap Growth Fund
(Transferor Fund)	(Acquiring Fund)

0.75% of the first $500 million;	0.68% of the first $500 million;
0.73% of the next $500 million;	0.65% of the next $500 million;
0.71% of the next $500 million; and	0.62% of the next $1 billion;
0.70% of the excess over $1.5 billion.	0.58% of the next $1 billion; and
0.55% of the excess over $3 billion.

     As the sub-advisors to the respective Funds, each of T. Rowe Price, Brown and CCI is paid a sub-advisory fee for its services. The sub-advisory fees are paid by PMC, not by the Funds.

     The Combination will result in the transfer of the Class A, B and C net assets of the Transferor Fund, which is managed by co-sub-advisors that are not affiliates of PMC, to the Acquiring Fund which is managed by a sub-advisor that is an affiliate of PMC. Thus, the Combination may be expected to benefit PMC by increasing, with respect to such net assets, the amount of advisory fees that are retained by PMC and its affiliates rather than paid to an unaffiliated sub-advisor.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Transferor and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 and in PFI’s Semi-Annual Report to Shareholders for the period ended April 30, 2009.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, you should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Transferor and Acquiring Funds. Because the Funds have identical investment objectives and closely similar principal investment strategies as described above, they have substantially the same risks. They also have some different risks.

Risks Applicable to Both Funds:

-- Equity Securities Risk		-- Securities Lending Risk
-- Exchange Rate Risk	-- Management Risk	-- Underlying Fund Risk
-- Foreign Securities Risk	-- Market Segment (Large Cap) Risk
-- Growth Stock Risk	-- Mid Cap Stock Risk

Additional Risks Applicable to the Transferor Fund:

-- Derivatives Risk	-- Active Trading Risk
-- Exchange-Traded Funds Risk

Additional Risks Applicable to the Acquiring Fund:

-- Initial Public Offerings Risk

     All of the above named risks – as well as credit and counterparty risk, liquidity risk and market risk, which are common to all funds -- are more fully described below under “Additional Information About the Funds -- Risks of Investing in the Funds.”

     Certain risks of investing in the Funds are more fully described below under “Additional Information About the Funds – Certain Investment Strategies and Related Risks” and in the Statement of Additional Information. The risks of investing in the Transferor Fund are also described in the PFI Prospectus and the PFI SAI.

PERFORMANCE

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). Past performance (before and after taxes) does not indicate future results.

The year-to-date return as of June 30, 2009 is 20.36%.

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	12.68%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.98%

The year-to-date return as of June 30, 2009 is 3.33%.

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	13.65%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.99%

Average Annual Total Returns (%) for periods ended December 31, 2008

	1 Year	5-Year	Life of Fund (3)
LargeCap Growth Fund I (Transferor Fund)
-- Class A (before taxes) (1)	-44.39%	-6.15%	-7.93%
(after taxes on distributions) (2)	-44.39%	-6.57%	-8.20%
(after taxes on distributions and sale of shares) (2)	-28.86%	-5.00%	-6.33%
--Class B (1)	-44.59%	-6.22%	-8.02%
--Class C (1)	-42.03%	-5.48%	-7.75%
--Russell 1000 Growth Index (4)	-38.44%	-3.42%	-5.70%
--Morningstar Large Growth Category Average	-40.67%	-3.37%	-6.23%

LargeCap Growth Fund (Acquiring Fund) (1)
-- Class A (before taxes)	-46.22%	-2.80%	-6.95%
(after taxes on distributions) (2)	-46.22%	-2.90%	-7.02%
(after taxes on distributions and sale of shares) (2)	-30.04%	-2.31%	-5.63%
--Class B (1)	-46.43%	-2.90%	-7.07%
--Class C (1)	-44.10%	-2.54%	-7.12%
--Russell 1000 Growth Index (4)	-38.44%	-3.42%	-5.70%

--Morningstar Large Growth Category Average	-40.67%	-3.37%	-6.23%

(1) For each Fund, Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. For the Transferor Fund, the returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares of that Fund adjusted to reflect the fees and expenses of Class A, B, and C shares. For the Acquiring Fund, the returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares of that Fund adjusted to reflect the fees and expenses of Class A, B, and C shares. In each case, the adjustments result in performance for such periods that is no higher than the historical performance of the respective Institutional and R-3 Class shares. These
Institutional and R-3 Class shares were first sold on December 6, 2000.
(2) After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) During 2003, the Acquiring Fund processed a significant (relative to the net assets of its R-3 Class) “as of”
transaction that resulted in a gain to the remaining shareholders of that Class. Had this gain not been recognized, the total return shown would have been lower.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, each Acquiring Fund will acquire all the assets and assume all the liabilities of the Class A, B and C shares of its corresponding Transferor Fund. We expect that the closing date will be November 20, 2009, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date.

     Under the Plan, as of the Effective Time and with respect to each Combination of the Class A, B and C shares of a Transferor into its corresponding Acquiring Fund:

     (1) Establishment of New Interim Fund. The Board, pursuant to its authority under Article V, Section 13 of PFI’s Articles of Incorporation, as amended, will: (i) designate the Class A, B and C shares of the Transferor Fund as a New Interim Fund, thereby converting the Class A, B and C shares of the Transferor Fund into Class A, B and C shares of the New Interim fund; and (ii) cause the Transferor Fund to transfer to the New Interim Fund a portion of its assets, including securities and cash, having a value equal to the sum of the aggregate net asset value of the Transferor Fund Class A, B and C shares, both full and fractional, issued and outstanding at the Effective Time. These will consist of as nearly a pro rata portion as is reasonably practicable of each security or other asset held by the Transferor Fund immediately prior to the Effective Time. The allocation of assets will be done in accordance with PFI’s procedures under Rule 17a-7 under the 1940 Act, as if the allocation involved a sale for cash of assets from the Transferor Fund to the New Interim Fund, a distribution of that cash to holders the Class A, B and C shares of the Transferor Fund, and the investment by those holders of that cash in shares of the New Interim Fund. The Transferor Fund Class A, B and C shareholders will thus become New Interim Fund Class A, B and C shareholders.

     (2) Combination of New Interim Fund into Acquiring Fund. The New Interim Fund will transfer all its assets and liabilities to the Acquiring Fund. In exchange, the Acquiring Fund will issue to the New Interim Fund a number of Class A, B and C shares. Each such class of shares will have an aggregate net asset value equal to the aggregate net asset value of the outstanding New Interim Fund shares of the same class.

     (3) Liquidation of and Distribution by New Interim Fund. The New Interim Fund will liquidate and distribute Class A, B and C shares of the Acquiring Fund, in each case pro rata, to the holders of record at the Effective Time of, respectively, Class A, B and C shares of the New Interim Fund (the former Class A, B and C shareholders of the Transferor Fund). The Acquiring Fund will not issue any share certificates in connection with the Reorganization but will reflect the issuance of its shares to the New Interim Fund, and the distribution by the New Interim Fund of those shares to the shareholders of the New Interim Fund, by crediting on its books an appropriate number of its Class A, B or C shares to the account of each shareholder of the New Interim Fund.

     As a result of the Reorganization, the Class A, B and C shareholders of the Transferor Fund will be, respectively, Class A, B and C shareholders of the Acquiring Fund.

     Following the Reorganization, PFI will take appropriate action to terminate the New Interim Fund. The Transferor Fund will continue its existence and operations with its remaining share classes and the net assets attributable to those share classes.

     The value of the Transferor Fund assets to be transferred to the New Interim Fund, the value of the New Interim Fund assets to be transferred to the Acquiring Fund and the net asset values per share of the Class A, B and C shares of the New Interim Fund and the Acquiring Fund will be determined as of the Effective Time and in accordance with the then current Prospectus of PFI.

     The Reorganization, as it applies to the Class A, B and C shares of each Transferor Fund, may be abandoned and terminated by the Board, whether before or after action by the shareholders entitled to vote on the

Reorganization, and, notwithstanding favorable action by such shareholders, if the Board determines that the consummation of the Reorganization would not be in the best interests of the Class A, B and C shareholders of the Transferor Fund or the shareholders of its corresponding Acquiring Fund. The Plan, as it applies to each Transferor Fund, may be amended by the Board at any time, except that after approval by the shareholders entitled to vote on the Reorganization, no amendment may be made which in the opinion of the Board materially adversely affects the interests of the Class A, B or C shareholders of the Transferor Fund.

     With respect to each Combination, all out-of-pocket fees and expenses incurred in connection with the Reorganization, including, but not limited to, accountants’ fees, legal fees, registration fees, printing and mailing expenses, transfer taxes (if any) and the fees of banks and transfer agents, will be paid by the Class A, B and C shares of the Transferor Fund. If these expenses exceed a specified amount, the excess amount will be paid by PMC. See “Capitalization.”

        If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Reorganization is intended to transfer the Class A, B and C shares of the Transferor Funds, which have different expense arrangements than the other share classes of these Funds and have not attracted sufficient assets to be economically viable, to larger funds. The Board of Directors of PFI has unanimously approved the Reorganization and believes that it is in the best interest of the Transferor and Acquiring Funds. With respect to each Combination, the Transferor and Acquiring Funds have the same investment objective and closely similar principal investment strategies and risks, and each Acquiring Fund has outperformed its corresponding Transferor Fund over the three- and five-year periods ended December 31, 2008. In addition, with respect to Class A, B and C shares, the Acquiring Fund in both Combinations has lower overall expense ratios than the corresponding Transferor Fund, except that such ratios are the same for the Class B shares in the Combination involving the LargeCap Blend Fund I. Moreover, as indicated above, the Acquiring Funds are much larger than the Transferor Funds (including with respect to Class A, B and C share assets) and should afford Transferor Fund Class A, B and C shareholders better prospects for growth and efficient management. The Reorganization will not result in the dilution of any of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meetings on March 9, 2009 and July 30, 2009. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of each Transferor Fund and Acquiring Fund and that the interests of existing shareholders of the Transferor and Acquiring Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and, with respect to each Combination, considered the following factors, among others, in no order of priority:

(1)	the compatibility of the investment objectives, principal investment strategies and risks of the Funds, as well as any changes therein that will result from the Combination;

(2)	the absence of any differences between the fundamental investment restrictions of the Funds;

(3)	estimated explicit trading costs associated with disposing of any Transferor Fund portfolio securities that are not consistent with the Acquiring Fund’s investment process and reinvesting the proceeds thereof in portfolio securities that are consistent with such process;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	comparative investment performance of and other information pertaining to the Funds;

(6)	the potential effect on Transferor Fund Class A, B and C shareholders of investing in a larger fund, and the potential effect on Acquiring Fund portfolio management of a larger asset base, following the
Reorganization;

(7)	the prospects for growth of and for achieving economies of scale by the Transferor Fund Class A, B and C shares in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of the sub-advisor (s) to the Funds;

(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(11)	the direct or indirect federal income tax consequences of the Reorganization and the estimated capital gain or loss expected to be incurred in connection with disposing of any Transferor Fund portfolio securities that would not be consistent with the investment process of the Acquiring Fund, where applicable;

(12)	the fact that the Reorganization will not result in any dilution of Transferor or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

Proposal 1: Class A, B and C shares of LargeCap Blend Fund I (Transferor Fund) into Disciplined LargeCap Blend
Fund (Acquiring Fund)

(1)	the Funds have the same investment objective and closely similar principal investment strategies and risks;

(2)	the sub-advisor responsible for managing the assets of the Acquiring Fund, PGI, which is also the sub-
advisor to other PFI Funds, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund, which has a substantially larger asset base (including with respect to Class A, B and C shares) than the Transferor Fund, has outperformed the Transferor Fund over the three- and five-year periods ended December 31, 2008, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

(4)	although the Acquiring Fund has higher advisory fee rates than the Transferor Fund, the Acquiring Fund has lower (or, for Class B shares, the same) overall operating expense ratios;

(5)	the Combination of the Class A, B and C shares of the Transferor Fund into the Acquiring Fund may be expected to afford the Class A, B and C shareholders of the Transferor Fund on an ongoing basis greater prospects for growth and efficient management; and

(6)	although, for federal income tax purposes, the Reorganization will not qualify as a tax-free reorganization,
PFI believes that most Transferor Fund shareholders will not experience taxable gain because they either hold share in tax-qualified (IRA) accounts or are in net-loss positions.

Proposal 2: Class A, B and C shares of LargeCap Growth Fund I (Transferor Fund) into LargeCap Growth Fund
(Acquiring Fund)

(1)	the Funds have the same investment objective and closely similar principal investment strategies and risks;

(2)	the sub-advisor responsible for managing the assets of the Acquiring Fund, CCI, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund, which has a substantially larger asset base (including with respect to Class A, B and C shares) than the Transferor Fund, has outperformed the Transferor Fund over three- and five-year periods ended December 31, 2008, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

(4)	the Acquiring Fund has lower advisory fee rates and lower overall operating expense ratios than the
Transferor Fund;

(5)	the Combination of the Class A, B and C shares of the Transferor Fund into the Acquiring Fund may be expected to afford the Class A, B and C shareholders of the Transferor Fund on an ongoing basis greater prospects for growth and efficient management and.

(6)	although, for federal income tax purposes, the Reorganization will not qualify as a tax-free reorganization,
PFI believes that most Transferor Fund shareholders will not experience taxable gain because they either hold share in tax-qualified (IRA) accounts or are in net-loss positions.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Transferor and Acquiring Funds is a separate series of PFI, and the Class A, B and C shares of the Acquiring Funds to be issued in connection with the Reorganization represent interests in the assets belonging to those series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquiring Funds have the same rights with respect to the Acquiring Funds that the share classes of the Transferor Funds have with respect to the Transferor Funds.

     Shares of the Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     In the opinion of tax counsel to PFI and with respect to each Combination: (1) the transaction does not qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); (2) the Transferor Fund will recognize gain but not loss on each of the Class A, B and C assets transferred to the New Interim Fund equal to the difference between (i) the fair market value of such assets and (ii) the adjusted basis of such assets; (3) the New Interim Fund and Acquiring Fund will not recognize gain or loss upon the receipt of the Class A, B and C assets of the Transferor Fund; (4) the basis of each of such assets acquired by the New Interim Fund and Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (5) the New Interim Fund’s and Acquiring Fund’s holding period for such assets will start as of the Effective Time of the Reorganization; (6) the Class A, B and C shareholders of the Transferor Fund who are deemed to receive in exchange for their shares a distribution of cash from the Transferor Fund pursuant to the Reorganization will recognize any gain or loss upon the exchange (whether actual or constructive) of such shares for the shares of the New Interim Fund they are deemed to have received pursuant to the Reorganization; (7) the actual or constructive receipt of the Acquiring Fund shares in exchange for the New Interim Fund shares by the Class A, B and C shareholders will not create any additional gain or loss to the Class A, B and C shareholders, (8) the basis of the Class A, B and C shares of the New Interim Fund and Acquiring Fund received by the former Class A, B and C shareholders of the Transferor Fund will be the fair market value of the shares of the New Interim Fund and Acquiring Fund as of the Effective Time of the Reorganization; and (9) the Class A, B and C shareholders’ holding period for their shares of the New Interim Fund and Acquiring Fund will start as of the Effective Time of the Reorganization.

     PFI believes that the Reorganization will have no adverse tax impact on most shareholders of the Transferor Funds who are either tax-qualified (IRA) plans or in net-loss positions.

     Capital Loss Carry Forwards. As of October 31, 2008, the Transferor Funds had accumulated capital loss carry forwards in the approximate amounts indicated below (these amounts may be higher or lower as of the closing date of the Reorganization):

Capital Loss
Transferor Fund	Carry Forward
LargeCap Blend Fund I	$99,167,000
LargeCap Growth Fund I	$90,534,000

     Because the transactions with respect to the Transferor Funds will not qualify as tax-free reorganizations, the amount of each Transferor Fund’s capital loss carry forward, if any, as of the closing date will not be available to its corresponding Acquiring Fund to offset its capital gains.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     As to each Proposal, the following tables show as of April 30, 2009: (i) the capitalization of the Transferor Fund (Class A, B and C shares only); (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the expenses of the Reorganization, as if the Combination had occurred as of that date. The tables also show as of April 30, 2009: (i) the capitalization of the second PFI Fund (the “Transferor Fund II”) proposed to be combined into the Acquiring Fund pursuant to the Related PFI Reorganization (the LargeCap Blend Fund II for Proposal 1 and the LargeCap Growth Fund II for Proposal 2); and (ii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the expenses of the Reorganization and the Related PFI Reorganization, as if both Reorganizations had occurred as of that date.

     The Class A, B and C shares of the Transferor Funds will pay the expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees, up to specified amounts. The specified amounts total $122,850 for the LargeCap Blend Fund I and $93,660 for the LargeCap Growth Fund I. If expenses exceed these amounts, the excess amounts will be paid by PMC. The estimated reorganization expenses to be borne by the Class A, B and C shares of the PFI Funds proposed to be combined into the Acquiring Funds in the Related PFI Reorganization are $82,150 with respect to Proposal 1 and $7,740 with respect to Proposal 2.

     The Transferor Fund Class A, B and C shares will also pay any trading costs associated with disposing of the any portfolio securities of the Transferor Funds that would not be compatible with the investment objectives and strategies of the Acquiring Funds and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $158,000 for the LargeCap Blend Fund I and $102,000 for the LargeCap Growth Fund I with an approximate loss of $8,569,000 ($0.64 per share) for the LargeCap Blend Fund I and an approximate gain of $20,000 ($0.00 per share) for the LargeCap Growth Fund I, on a US GAAP basis.

Proposal 1

				Shares
	Share	Net Assets	Net Asset	Outstanding
	Classes	(000s)	Value Per Share	(000s)
(1) LargeCap Blend Fund I	Class A	$ 70,462	$5.71	12,340
(Transferor Fund)	Class B	$ 4,517	$5.62	804
	Class C	$ 663	$5.71	116
	Total	$ 75,642		13,260

(2) LargeCap Blend Fund II	Class A	$ 32,252	$6.65	4,850
(Transferor Fund II -- Related PFI Reorg.)	Class B	$ 11,703	$6.58	1,779
	Class C	$ 820	$6.61	124
	Total	$ 44,775		6,753

(3) Disciplined LargeCap Blend Fund	Class A	$ 183,169	$8.93	20,501
(Acquiring Fund)	Class B	$ 18,716	$8.85	2,115
	Class C	$ 1,689	$8.88	190

	Class R-1	$ 1,093	$8.88	123
	Class R-2	$ 1,632	$8.82	185
	Class R-3	$ 6,129	$8.84	693
	Class R-4	$ 3,056	$8.87	344
	Class R-5	$ 1,280	$8.88	144
	Institutional	$1,678,630	$8.90	188,624
	Total	$1,895,394		212,919

Reduction in net assets and
decrease in net asset value per
share of Transferor Fund to	Class A	$ (114)	$0.01	(20)
reflect the estimated expenses of	Class B	$ (8)	$0.01	(1)

				Shares
	Share	Net Assets	Net Asset	Outstanding
	Classes	(000s)	Value Per Share	(000s)
the Reorganization	Class C	$ (1)	$0.01	*

Decrease in shares
outstanding of Transferor	Class A			(4,462)
Fund to reflect the exchange for	Class B			(295)
shares of the Acquiring Fund	Class C			(41)

(4) Disciplined LargeCap Blend Fund	Class A	$ 253,517	$8.93	28,359
(Acquiring Fund) (Pro forma assuming	Class B	$ 23,225	$8.85	2,623
combination of (1) and (3))	Class C	$ 2,351	$8.88	265

	Class R-1	$ 1,093	$8.88	123
	Class R-2	$ 1,632	$8.82	185
	Class R-3	$ 6,129	$8.84	693
	Class R-4	$ 3,056	$8.87	344
	Class R-5	$ 1,280	$8.88	144
	Institutional	$1,678,630	$8.90	188,624
	Total	$1,970,913		221,360

Reduction in net assets and
decrease in net asset value per	Class A	$ (63)	$0.01	(9)
share of Transferor Fund II to	Class B	$ (17)	$0.01	(3)
reflect the estimated expenses of	Class C	$ (2)	$0.01	*
the Reorganization

Decrease in shares
outstanding of Transferor	Class A			(1,238)
Fund II to reflect the exchange for	Class B			(457)
shares of the Acquiring Fund	Class C			(32)

(5) Disciplined LargeCap Blend Fund	Class A	$ 285,706	$8.93	31,962
(Acquiring Fund) (Pro forma assuming	Class B	$ 34,911	$8.85	3,942
combination of (1), (2) and (3))	Class C	$ 3,169	$8.88	357

	Class R-1	$ 1,093	$8.88	123
	Class R-2	$ 1,632	$8.82	185
	Class R-3	$ 6,129	$8.84	693
	Class R-4	$ 3,056	$8.87	344
	Class R-5	$ 1,280	$8.88	144
	Institutional	$1,678,630	$8.90	188,624
	Total	$2,015,606		226,374

*Less than 500 shares.
** Less than $0.005 per share

Proposal 2

				Shares
	Share	Net Assets	Net Asset	Outstanding
	Classes	(000s)	Value Per Share	(000s)
(1) LargeCap Growth Fund I	Class A	$ 30,870	$ 5.67	5,447
(Transferor Fund)	Class B	$ 4,799	$ 5.47	878
	Class C	$ 477	$ 5.66	84
	Total	$ 36,146		6,409

(2) LargeCap Growth Fund II	Class A	$ 1,406	$ 5.69	247
(Transferor Fund II --Related PFI Reorg.)	Class C	$ 413	$ 5.58	73
	Total	$ 1,819		320

(3) LargeCap Growth Fund	Class A	$ 276,784	$ 5.49	50,373
(Acquiring Fund)	Class B	$ 22,669	$ 5.31	4,269
	Class C	$ 8,717	$ 5.40	1,615
	Class J	$ 35,824	$ 5.25	6,828
	Class R-1	$ 8,783	$ 5.41	1,622
	Class R-2	$ 14,128	$ 5.44	2,598
	Class R-3	$ 47,998	$ 5.71	8,404
	Class R-4	$ 34,728	$ 5.68	6,116
	Class R-5	$ 67,324	$ 5.61	12,003
	Institutional	$1,441,126	$ 5.55	259,871
	Total	$1,958,081		353,699

Reduction in net assets and
decrease in net asset value per
share of the Transferor Fund to	Class A	$ (79)	$ 0.01	(14)
reflect the estimated expenses of	Class B	$ (14)	$ 0.02	(3)
the Reorganization	Class C	$ (1)	$ 0.01	*

Increase in shares
outstanding of the Transferor	Class A			161
Fund to reflect the exchange for	Class B			23
shares of the Acquiring Fund	Class C			4

(4) LargeCap Growth Fund	Class A	$ 307,575	$ 5.49	55,967
(Acquiring Fund) (Pro forma assuming	Class B	$ 27,454	$ 5.31	5,167
combination of (1) and (3))	Class C	$ 9,193	$ 5.40	1,703
	Class J	$ 35,824	$ 5.25	6,828
	Class R-1	$ 8,783	$ 5.41	1,622
	Class R-2	$ 14,128	$ 5.44	2,598
	Class R-3	$ 47,998	$ 5.71	8,404
	Class R-4	$ 34,728	$ 5.68	6,116
	Class R-5	$ 67,324	$ 5.61	12,003
	Institutional	$1,441,126	$ 5.55	259,871
	Total	$1,994,133		360,279

Reduction in net assets and
decrease in net asset value per	Class A	$ (5)	**	(1)
share of Transferor Fund II to	Class C	$ (2)	**	*
reflect the estimated expenses of
the Reorganization

				Shares
	Share	Net Assets	Net Asset	Outstanding
	Classes	(000s)	Value Per Share	(000s)
Increase in shares
outstanding of Transferor	Class A			9
Fund II to reflect the exchange for	Class C			3
shares of the Acquiring Fund

(5) LargeCap Growth Fund	Class A	$ 308,976	$ 5.49	56,222
(Acquiring Fund) (Pro forma assuming	Class B	$ 27,454	$ 5.31	5,167
combination of (1), (2) and (3))	Class C	$ 9,604	$ 5.40	1,779
	Class J	$ 35,824	$ 5.25	6,828
	Class R-1	$ 8,783	$ 5.41	1,622
	Class R-2	$ 14,128	$ 5.44	2,598
	Class R-3	$ 47,998	$ 5.71	8,404
	Class R-4	$ 34,728	$ 5.68	6,116
	Class R-5	$ 67,324	$ 5.61	12,003
	Institutional	$1,441,126	$ 5.55	259,871

Total	$1,994,133	360,279

*Less than 500 shares.
** Less than $0.005 per share

ADDITIONAL INFORMATION ABOUT THE FUNDS

Risks of Investing in the Funds

The principal risks of investing in the Transferor and Acquiring Funds are stated above as to each Fund in the proposal relating to the Combination involving that Fund. Each of these risks is summarized below. The first three risks described below – credit and counterparty risk, liquidity risk and market risk – apply to all the Transferor and Acquiring Funds. The remaining risks apply to certain of the Transferor and Acquiring Funds as described in
Proposals 1 and 2 of this Proxy Statement/Prospectus. The risks of investing in the Funds are further described in the Statement of Additional Information. The risks of investing in the Transferor Funds are more fully described in the PFI Prospectus and the PFI SAI.

Risks Common to All the Transferor and Acquiring Funds

Credit and Counterparty Risk

Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk

A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk

The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market.

Additional Risks Applicable to Certain Transferor and Acquiring Funds

Active Trading Risk

A Fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Fund’s brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

Derivatives Risk

Derivatives are investments whose values depend on or are derived from other securities or indexes. A
Fund’s use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency exchange transactions. In addition, the Funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Foreign Securities Risk

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Growth Stock Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

Initial Public Offerings (“IPOs”) Risk

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A Fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Management Risk

Each of the Funds is actively managed by its sub-advisor(s). The performance of a Fund that is actively managed will reflect in part the ability of the sub-advisor(s) to make investment decisions that are suited to achieving the Fund ‘s investment objective. If the sub-advisor(s)’ strategies do not perform as expected, a Fund could underperform other mutual funds with similar investment objectives or lose money.

Market Segment Risk

Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus, a Fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.

MidCap Stock Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Securities Lending Risk

To earn additional income, a Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the
Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Underlying Fund Risk

The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying PFI Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets.
These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

PMC is the advisor to the Principal LifeTime Funds, the SAM Portfolios and each underlying fund.
Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset
Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-
Advisor to some or all of the underlying funds. PMC, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

     The following table shows the percentage of the outstanding shares of the Transferor and Acquiring Funds owned by the Principal LifeTime Funds as of October 31, 2008.

LIFETIME FUNDS
	Principal	Principal	Principal	Principal	Principal	Principal
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime
	2010	2015	2020	2025	2030	2035
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund
Disciplined LargeCap Blend Fund	5.89%	0.26%	16.69%	0.33%	16.21%	0.23%
LargeCap Blend Fund I	9.07%	0.42%	24.72%	0.53%	23.84%	0.36%
LargeCap Growth Fund	2.52%	0.11%	7.01%	0.15%	7.55%	0.12%
LargeCap Growth Fund I	4.23%	0.18%	12.91%	0.26%	13.29%	0.19%

	Principal	Principal	Principal	Principal	Principal
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime
	2040	2045	2050	2055	Strategic Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Total
Disciplined LargeCap Blend Fund	8.87%	0.09%	3.60%	0.01%	0.71%	52.89%
LargeCap Blend Fund I	13.59%	0.14%	5.50%	0.02%	1.20%	79.39%
LargeCap Growth Fund	4.45%	0.05%	1.97%	0.01%	0.36%	24.30%
LargeCap Growth Fund I	8.42%	0.08%	3.61%	0.01%	0.49%	43.67%

     The following table shows the percentage of the outstanding shares of the Transferor and Acquiring Funds owned by the SAM Portfolios as of October 31, 2008.

SAM PORTFOLIOS
		Conservative	Conservative	Flexible	Strategic
Underlying Fund	Balanced	Balanced	Growth	Income	Growth	Total
Disciplined LargeCap Blend Fund	9.50%	1.08%	9.06%	0.86%	7.03%	27.53%
LargeCap Growth Fund	13.41%	1.52%	13.84%	1.24%	8.98%	38.99%

Value Stock Risk

     A Fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Certain Investment Strategies and Related Risks

     Set forth below is information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Securities and Investment Practices

     Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

     Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of investment losses.

Bank Loans (also known as Senior Floating Rate Interests)

     Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

     Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

     Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

     Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts

     The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)

     Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

     When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

     To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

     The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
  the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

     The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S.; or
  companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund.

     Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

     Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

     The Transferor and Acquiring Funds may invest in securities of companies with small- or mid-sized market capitalizations, but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

     Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

     Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Sub-Advisors and Portfolio Managers

     Set forth below, alphabetically by Sub-Advisor, is information about the Sub-Advisors to the Transferor and Acquiring Funds and the portfolio managers who manage the investment of the assets of the Funds. This section also contains information about PMC as the investment manager with respect to 10-40% of the assets of the LargeCap Growth Fund I. The Statement of Additional Information provides addition information about the Funds’ portfolio managers, including information about their compensation, accounts they manage and their ownership of Fund shares.

Brown Investment Advisory Incorporated (“Brown”)

Brown was founded in 1993 and is located at 901 South Bond Street, Suite 400, Baltimore, MD 21231.

Fund	Day-to-Day Fund Management	Since
LargeCap Growth Fund I	Ken Stuzin	July 2009

     Ken Stuzin. Mr. Stuzin has been a portfolio manager at Brown since 1996. He earned BA and MBA degrees from Columbia University.

Columbus Circle Investors (“CCI”).

     CCI is an affiliate of PMC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Fund	Day-to-Day Fund Management	Since
LargeCap Growth Fund	Anthony Rizza (lead manager)	2005
	Thomas J. Bisighini	March 2009

     Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

     Thomas J. Bisighini, CFA. Mr. Bisighini, Senior Vice President/Securities Analyst, joined CCI in 2004. He earned a BS from Bentley College and an MBA in Finance from Fordham University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Goldman Sachs Asset Management, L.P. (“GSAM”)

     GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

     The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Fund	Day-to-Day Fund Management	Since
LargeCap Blend Fund I	Andrew Alford	2008
	Robert C. Jones	2002
	Katinka Domotorffy	March 2009

     Andrew Alford, Ph.D. Dr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. He joined the firm as a researcher in 1998 and has taken on portfolio management responsibilities for the funds managed by the GSAM Quantitative Investment Strategies Team. Dr. Alford earned a Ph.D. from the University of Chicago.

     Robert C. Jones, CFA. Mr. Jones is a Co-Chief Investment Officer and a Managing Director at GSAM. He joined the firm as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

     Katinka Domotorffy. Ms. Domotorffy is Managing Director, chief investment officer and head of GSAM’s Quantitative Investment Strategies (“QIS”) group. Prior to her current role, Ms. Domotorffy was the head of strategy for QIS and a senior portfolio manager and researcher working with the global macro/fixed income teams. She joined the QIS team when she joined Goldman Sachs in 1998. Ms. Domotorffy earned an MS in Finance from the London School of Economics and a BS from the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Principal Global Investors, LLC (“PGI”)

     PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Fund	Day-to-Day Fund Management	Since
Disciplined LargeCap Blend Fund	Jeffrey A. Schwarte	2002

     Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Principal Management Corporation (“PMC”)

     Effective on or about July 1, 2009, PMC, the investment adviser to all the PFI Funds, provides investment advisory services with respect to 10-40% of the assets of certain PFI Funds, including the LargeCap Growth Fund I, in connection with PMC’s “structured equity” strategy as described in the fund descriptions under Proposal 2.

     PMC will provide these investment advisory services through a portfolio manager who functions as a co-employee of PMC and PGI under an investment service agreement. Through the agreement, the portfolio manager will have access to PGI’s equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager will also have access to PGI’s trading staff and trade execution capabilities along with PGI’s order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system. This portfolio manager is named below.

     Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. She joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and an MA in Electrical Engineering from Northeastern University. She also earned an MA in Electrical Engineering from Politecnico di Torino, Italy.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

     T. Rowe Price, a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 70 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Fund	Day-to-Day Fund Management	Since
LargeCap Growth Fund I	Robert W. Sharps	2004

     Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the Equity Steering Committee. Mr. Sharps joined the firm in 1997. He earned a B.S. in Accounting from Towson University and an MBA in Finance from The Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

       CDSC Calculation and Waivers

     The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

     If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

        The CDSC is waived on shares which are sold:

  within 90 days after an account is re-registered due to a shareholder’s death;
  due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;
  from retirement plans to satisfy minimum distribution rules under the Code;
  to pay surrender charges;
  to pay retirement plan fees;
  involuntarily from small balance accounts;
  from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Code; or
  from retirement plans to satisfy excess contribution rules under the Code.

     The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

     NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

Redemption of Fund Shares

     After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners. _____________ * a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

  lump sum of the entire interest in the account,
  partial interest in the account, or
  periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

43

     The tables of “Shareholder Fees” under Proposals 1 and 2 above describe the one-time fees that you may pay directly if you buy or redeem shares of the Transferor and Acquiring Funds.

Choosing a Share Class

     Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

  the dollar amount you are investing,
  the amount of time you plan to hold the investment, and
  any plans to make additional investments in the Principal Funds.

Class A Shares Initial Sales Charge

  You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
  If you invest $50,000 or more, the sales charge is reduced.
  You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”
  Sales charges might be reduced under the Rights of Accumulation or Statement of Intent, as described below.

Sales Charge Waiver or Reduction (Class A shares)

     Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

     To receive a reduction in your Class A initial sales charge, you or your Financial Professional must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Financial Professional do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

     No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 12 months after purchase.

     No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

  by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
  by the Premier Credit Union;
  by non-ERISA clients of PGI;

  by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
  through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
  to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
  by accounts established as a result of the conversion of Class R shares of the Fund;
  by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 12 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
  by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider or the sponsor of the retirement or benefit plan utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge;
  by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
  by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
  to qualified retirement plans where the plan’s R-1 or R-2 share investments were redesignated A share investments;
  to qualified retirement plans where the plan’s investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000;
  existing participants in Employer Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had at least $1 million in Principal Funds as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and
  new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Funds as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

Purchase at a Reduced Initial Sales Charge (Class A Shares)

(1) Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2) Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a

Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of PFI owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

(3) The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares.

(4) Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan (“Employer Sponsored Plan”) established prior to March 1, 2002 with PMC as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

There is no sales charge on purchases of Class A shares of the Money Market Fund or on purchases of Class A shares of the other funds if the purchase is made within 60 days of the redemption of Class A or B shares of the Fund or described in “Redemption of Fund Shares” provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicted below.

Class A Sales Charges

	Sales Charge as a % of:
			Dealer Allowance as
Amount Purchase	Offering Price	Amount Invested	% of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	N/A	N/A	N/A (1)

(1) The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares of the Transferor and Acquiring Funds purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

Class B Shares

     Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of other Funds and by reinvestment of distributions in Class B shares.

     The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

     The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

  Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
  There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
  Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
  After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

     Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

     The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares.

     Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption After Purchase	CDSC (1)
First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

(1) Shares purchased on or before January 12, 2007 may be subject to different CDSC Schedules.

Class C Shares

     Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Funds and by reinvestment of distributions made on Class C shares.

     The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

     The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

  A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

     Within 60 days after redemption of Class C shares, the proceeds may be reinvested in other Class C shares at NAV. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from redemption of Class C shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

     The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under “CDSC Calculation and Waivers.”

       CDSC Calculation and Waivers

     The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

     If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

       The CDSC is waived on shares which are sold:

  within 90 days after an account is re-registered due to a shareholder’s death;
  due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;
  from retirement plans to satisfy minimum distribution rules under the Code;
  to pay surrender charges;
  to pay retirement plan fees;
  involuntarily from small balance accounts;
  from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Code; or
  from retirement plans to satisfy excess contribution rules under the Code.

     The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

     NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

Redemption of Fund Shares

     After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

 _____________

* a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

  lump sum of the entire interest in the account,
  partial interest in the account, or
  periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

     Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

  payable to all owners on the account (as shown in the account registration) and mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

     For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

  when an owner has died
  for certain employee benefit plans; or
  owned by corporations, partnerships, agents, or fiduciaries.

     Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind.

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

  Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
  Specify the number of shares or the dollar amount to be sold.
  A Medallion Signature Guarantee* will be required if the:
  sell order is for more than $100,000;
  check is being sent to an address other than the account address;
  wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
  account address has been changed within 15 days of the sell order; or
  check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

  If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

  The request may be made by a shareholder or by the shareholder’s Financial Professional.
  The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
  The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
  If our phone lines are busy, you may need to send in a written sell order.
  To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
  Telephone redemption privileges are NOT available for Principal Funds 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
  If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans

You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:

  sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Code), pay insurance or annuity premiums or deposits to Principal Life (call us for details), and provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

  completing the applicable section of the application, or
  sending us your written instructions, or
  completing a Systematic Withdrawal Plan Request form (available on www. Principal Funds. com), or calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

  you instruct us to stop or
  your Fund account balance is zero.

     When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

     The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions” below. If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemptions.”

Exchange of Fund Shares

     Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Automatic Exchange Election

     This election authorizes an exchange from one fund of Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

  completing the Automatic Exchange Election section of the application, calling us if telephone privileges apply to the account from which the exchange is to be made, or sending us your written instructions.
  completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

  you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
  your Fund account balance is zero.

     You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

  An exchange by any joint owner is binding on all joint owners.
  If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
  All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
  You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
  For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

     When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

  accounts with identical ownership,
  an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

     The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

     Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions

     The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

        Frequent purchases and redemptions pose a risk to the Funds because they may:

Disrupt the management of the Funds by:
forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
causing unplanned portfolio turnover;
Hurt the portfolio performance of the Funds; and
Increase expenses of the Funds due to:
increased broker-dealer commissions and
increased recordkeeping and related costs.

     Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

     The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

     Currently the PFI Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); to satisfy minimum distribution rules imposed by the Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

     If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

     In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

  Increasing the excessive trading fee to 2%,
  Increasing the excessive trading fee period from 30 days to as much as 90 days,
  Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
  Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
  Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
  Taking such other action as directed by the Fund.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Pricing of Fund Shares

     Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

     If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all PFI Funds, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares outstanding for that class.

NOTES:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

     Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

     The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Dividends and Distributions

     Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The Transferor and Acquiring Funds pay their net investment income on an annual basis. The payment date is annually in December.

     Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

     Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

  invested in shares of another PFI Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
  paid in cash, if the amount is $10 or more.

     Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

     To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:

  A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
  Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
  For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

     Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

     Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

     Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

     Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

     Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

     Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Distribution Plans and Intermediary Compensation

Distribution and/or Service (12b-1) Fees

     Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Class A, Class B, and Class C shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

     For the Transferor and Acquiring Funds, the maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

     Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

     The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. In addition to shareholder services, examples of such distribution related expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans if the Board directs the closure of a fund.

Commissions, Finders’ Fees, and Ongoing Payments

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a finders’ fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See “Choosing a Share Class” for more details. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

     The Distributor may pay intermediaries a finders’ fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders’ fee. The finders’ fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1 % of the initial purchase. Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders’ fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders’ fee to the Distributor if assets are liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds’ frequent trading policy.

     In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 4.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

     In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 1.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Additional Payments to Intermediaries

     In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans and fees the Fund pays to its transfer agent, the transfer agent or one of its affiliates, on behalf of a Fund, may enter into agreements with intermediaries pursuant to which the Fund will pay an intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shares serviced by an intermediary and/or (2) a fixed dollar amount for each account serviced by an intermediary.

     The Distributor or its affiliates may pay out of their past profits or other resources amounts to intermediaries that support the sale of shares of the Fund or provide services to Fund shareholders. The amount of these payments may create an incentive for the intermediary or its Financial Professionals to recommend or sell shares of the Fund to you. These payments are not reflected in the fees and expenses listed in this prospectus because they are not paid by the Fund.

     These additional payments are negotiated and may be based on such factors as the number or value of shares the intermediary sells or may sell; the value of client assets invested; the number of client accounts; or the type and nature of services or support furnished by the intermediary. These payments may be in addition to payments of Rule 12b-1 fees and/or other payments listed above made by a Fund. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways with in the intermediary’s organization.

     Although the additional payments made to an intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that intermediary over the year.

APF Fees

     PMC also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as “Advisor Paid Fees,” to all intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.125% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from PMC’s profits and may be passed on to your Financial Professional at the discretion of his or her intermediary firm. These payments may have created an incentive for the intermediaries and/or Financial Professionals to recommend or offer shares of the Portfolios over other investment alternatives.

Expense Reimbursement

     Additionally, the Distributor and its affiliates will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries’ employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

Additional Information

     If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

     As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the additional payments section above (other than: Rule 12b-1 Fees; Commissions, Finder’s Fees and Ongoing Payments; APF Fees; and Expense Reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digital Retirement Solutions	Robert W. Baird & Co.
Edward Jones	Royal Alliance Associates
ePlan Services	Saxony Securities
Expert Plan	Scottrade
Farmers Financial	Securian Financial Services
Fidelity Brokerage Services Financial Network	Securities America
Investment Corp First Allied Securities First	SI I Investments
American Bank First Clearing	Southwest Securities
Foothill Securities FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners Investacorp	U.S. Wealth Advisors
J.W. Cole Financial	UBS Financial Services
James T. Borello & Co.	Unison
Janney Montgomery Scott	VSR Financial Services
JP Morgan	Wachovia
July Business Services	WaMu Investments
Key Investments	Waterstone Financial Group
Lincoln Financial	Wedbush Morgan Securities
Lincoln Investment Planning	Wells Fargo
LPL	Wilmington Trust Company
Mercer HR Services	Workman Securities
WRP Investments

To obtain a current list of such firms, call 1-800-222-5852.

     Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

     Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan record-keepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Financial Professionals to recommend one fund complex over another or one class of shares over another.

Portfolio Holdings Information

     A description of PFI’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting Procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting Rights. Only shareholders of record at the close of business on August 17, 2009 (the “Record Date”) are entitled to vote. The holders of the Class A, B and C shares of each Transferor Fund will vote together on the proposed Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the Transferor Fund shareholders for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean with respect to a Transferor Fund (or the share class or classes entitled to vote on a proposal), the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth in Appendix C to this Proxy Statement/Prospectus (“Outstanding Shares and Share Ownership”).

     Quorum Requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of a Transferor Fund outstanding and entitled to vote at the Meeting as of the close of business on the Record Date constitutes a quorum for the Meeting with respect to that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Transferor Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation Procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for each Transferor Fund will be treated as an expense related to the Reorganizations and will be paid by the Transferor Fund. See “Capitalization” above.

FINANCIAL STATEMENTS

     The financial statements of the Transferor and Acquiring Funds included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Transferor and Acquiring Funds included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available on request as described above.

     The unaudited financial highlights of the Transferor Funds (Class A, B and C shares) and Acquiring Funds as of April 30, 2009 are included in Appendix D to this Proxy Statement/Prospectus.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Funds by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Transferor Funds by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

September __, 2009 Des Moines, Iowa

     It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the proxy ballot and return it in the enclosed envelope.

APPENDIX A

FORM OF PLAN OF ACQUISITION

PLAN OF ACQUISITION (the “Plan”) made by Principal Funds, Inc. (“PFI”), a Maryland corporation, on behalf of its separate series listed below (each, a “Fund”), and by Principal Management Corporation (“PMC”), an Iowa corporation and the adviser to each Fund, for purposes of Section 7 of this Plan only.

The Board of Directors (the “Board”) of PFI has determined that it is advisable to (1) designate the Class A, B and C shares of each Fund listed below as a Transferor Fund (“Transferor Fund Shares”) as a new, separate series of PFI (each, a “New Interim Fund”) and (2) have each New Interim Fund (a) transfer all of its assets and liabilities to its corresponding Acquiring Fund in exchange for Class A, B and C shares of the Acquiring Fund, (b) liquidate and (c) distribute the Class A, B and C shares of the Acquiring Fund to its Class A, B and C shareholders, respectively (each, a “Reorganization”). The Board, including a majority of the directors who are not interested persons of any Fund participating in the Reorganizations, has determined that the transactions contemplated by each Reorganization are in the best interests of the Transferor Fund and its corresponding Acquiring Fund and will not dilute the interests of the existing shareholders of those Funds.

Transferor Funds		Acquiring Funds
LargeCap Blend Fund I	--	Disciplined LargeCap Blend Fund
LargeCap Growth Fund I	--	LargeCap Growth Fund
LargeCap Blend Fund II	--	Disciplined LargeCap Blend Fund
LargeCap Growth Fund II	--	LargeCap Growth Fund
LargeCap Value Fund III	--	LargeCap Value Fund
SmallCap Growth Fund II	--	SmallCap Growth Fund

1. Effective Time and Closing Date. The closing of each Reorganization shall be held at the offices of PMC, 680 8th Street, Des Moines, Iowa 50392 on November 20, 2009 (the “Closing Date”) at 3:00 p.m. Central Time (“Effective Time”), or on such earlier or later date as PFI management may determine.

2. Actions Prior to the Effective Time. Prior to the Effective Time of each Reorganization, PFI shall:

     (a) File an N-14 registration statement/proxy statement with the Securities and Exchange Commission on behalf of the Acquiring Fund and Transferor Fund.

     (b) Hold a shareholders meeting on November 16, 2009 (or on such date to which it may be adjourned from time to time) for the holders of the Class A, B and C shares of the Transferor Fund with the record date for the meetings for the first two Reorganizations listed above being August 17, 2009 and the record date for the meetings for the other Reorganizations being September 14, 2009.

     (c) File Articles Supplementary to its Articles of Incorporation to establish the New Interim Fund, the Articles Supplementary to be effective as of the Effective Time.

     (d) Prepare a list identifying the assets and the liabilities, if any, to be transferred by the Transferor Fund pursuant to this Plan.

     (e) Prescribe procedures for the transfer of assets and liabilities pursuant to this Plan, including instructions to the custodian for the Transferor Fund and the Acquiring Fund and such other steps as PFI may deem necessary or appropriate to effect the transfer of assets from the account of the Transferor Fund to the account of the Acquiring Fund for the benefit of the New Interim Fund, it being understood that any direct transfer of assets or liabilities from a Transferor Fund to an Acquiring Fund in connection with this Plan shall be deemed a transfer by the Transferor Fund to the New Interim Fund followed immediately by a transfer from the New Interim Fund to the Acquiring Fund (the “Transfer Procedures”).

3. Actions as of the Effective Time. As of the Effective Time of each Reorganization,

     (a) Establishment of New Interim Fund.

          (i) The Class A, B and C shares of the Transferor Fund shall be designated as a New Interim Fund, thereby converting the Class A, B and C shares of the Transferor Fund into Class A, B and C shares of the New Interim Fund. Each outstanding Class A, B and C share reflected on the books of the transfer agent for the Transferor Fund immediately prior to the Effective Time shall be deemed at the Effective Time to reflect an outstanding Class A, B or C share of the New Interim Fund at the Effective Time and shall be cancelled immediately after the Effective Time. The New Interim Fund will not issue any certificates evidencing shares.

          (ii) The Transferor Fund shall transfer to the New Interim Fund a portion of its assets, including securities and cash, having a value equal to the sum of (x) the aggregate net asset value of its Class A, B and C shares, both full and fractional, issued and outstanding at the Effective Time and (y) the amount of any Transferor Fund liabilities that are transferred to the New Interim Fund (the “Transferred Assets”). The Transferred Assets shall consist of as nearly a pro rata portion as is reasonably practicable of each security or other asset held by the Transferor Fund immediately prior to the Effective Time, except for securities that are subject to restrictions on resale or transfer, such as private placement securities, and rounding off to eliminate fractional shares and odd lots of securities. The allocation of assets shall be done in accordance with PFI’s procedures under Rule 17a-7 under the Investment Company Act of 1940, as amended, as if the allocation of assets involved a sale for cash of assets from the Transferor Fund to the New Interim Fund, a distribution of that cash to holders the Class A, B and C shares of the Transferor Fund, and the investment by those holders of that cash in shares of the New Interim Fund. The transfer of assets shall be effected in accordance with the Transfer Procedures.

     (b) Combination of New Interim Fund with Acquiring Fund.

          (i) The New Interim Fund shall transfer all its assets and liabilities to its corresponding Acquiring Fund. The transfers shall be effected in accordance with the Transfer Procedures.

          (ii) The Acquiring Fund shall issue to the New Interim Fund a number of Acquiring Fund Class A shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding New Interim Fund Class A shares, a number of Acquiring Fund Class B shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding New Interim Fund Class B shares, and a number of Acquiring Fund Class C shares that have an aggregate net asset value equal to the aggregate net asset value of the outstanding New Interim Fund Class C shares.

     (c) Liquidation of and Distribution by New Interim Fund. The New Interim Fund shall liquidate and distribute Class A shares of the Acquiring Fund pro rata to the holders of record at the Effective Time of New Interim Fund Class A shares, Class B shares of the Acquiring Fund pro rata to the holders of record at the Effective Time of New Interim Fund Class B shares and Class C shares of the Acquiring Fund pro rata to the holders of record at the Effective Time of New Interim Fund Class C shares. The Class A, B and C shares of the New Interim Fund shall be cancelled as of the time of such distribution.

     (d) Procedures for Issuance and Distribution of Shares of the Acquiring Fund. The issuance of Acquiring Fund shares to the New Interim Fund and the distribution by the New Interim Fund of those shares to the shareholders of the New Interim Fund shall be reflected by the Acquiring Fund’s crediting on its books an appropriate number of its Class A, B or C shares to the account of each shareholder of the New Interim Fund. The Acquiring Fund will not issue any certificates in connection with the Reorganization.

4. Actions After the Effective Time. After the Effective Time of each Reorganization, PFI shall:

     (a) File Articles Supplementary to its Articles of Incorporation, and take such other action as it deems appropriate, to terminate as soon as practicable the status of the New Interim Fund as a designated series of shares of PFI.

     (b) Treat redemption requests for the Class A, B and C shares of the Transferor Fund as redemption requests for, respectively, the Class A, B and C shares of the corresponding Acquiring Fund (assuming consummation of the Reorganization involving that Acquiring Fund).

     (c) Cause the Transferor Fund to pay or cause to be paid to its corresponding Acquiring Fund any dividends or interest which it receives on or after the Closing Date with respect to the assets attributable to the Transferor Fund Shares prior to the Effective Time and will transfer to its corresponding Acquiring Fund any distributions, rights, or other assets which it receives on or after the Closing Date with respect to the assets attributable to the Transferor Fund Shares prior to the Effective Time.

     (d) Treat each outstanding certificate, if any, for the Class A, B or C shares of the Transferor Fund for all purposes of its Articles and Bylaws as evidencing the appropriate number of Class A, B or C shares of the Acquiring Fund credited with respect thereto in connection with the Reorganization.

5. Valuation. The value of the Transferred Assets, the value of the assets to be transferred by each New Interim Fund to its corresponding Acquiring Fund and the net asset values per share of the Class A, B and C shares of each Transferor Fund and its corresponding New Interim fund and Acquiring Fund shall be determined as of the Effective Time and in accordance with the then current Prospectus of PFI.

6. Termination. This Plan as it applies to any Reorganization may be abandoned and terminated by the Board, whether before or after action thereon by the shareholders entitled to vote on the Reorganization. This Plan as it applies to any Reorganization may be amended by the Board at any time, except that after approval by the shareholders entitled to vote on the Reorganization, no amendment may be made with respect to the Plan which in the opinion of the Board materially adversely affects the interests of the Class A, B and C shareholders of the Transferor Fund.

7. Expenses. Except as expressly provided otherwise in this Plan, all out-of-pocket fees and expenses incurred in connection with the Reorganizations, including, but not limited to accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents, shall be paid as follows: (1) with respect to transactions involving the Class A, B and C shareholders of the LargeCap Value Fund III, by that Fund; (2) with respect to the transactions involving the Class A, B and C shareholders of the SmallCap Growth Fund II, by PMC; and (3) with respect the transactions involving the Class A, B and C shareholders of each of the other remaining Transferor Funds, by both the Fund and PMC, with PMC bearing the percentage of the expenses of each set of transactions to which it and the Board agree.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _____________, 2009.

PRINCIPAL FUNDS, INC.	For purposes of Section 7 of this Plan only:
On behalf of the Transferor Funds
PRINCIPAL MANAGEMENT CORPORATION

By:___________________________
Name:	By:___________________________
Title:	Name:
Title:
PRINCIPAL FUNDS, INC.
On behalf of the Acquiring Funds

By:___________________________
Name:
Title:

APPENDIX B DESCRIPTION OF INDICES

     The performance tables included in the Proxy Statement/Prospectus provide performance information for various indices. These indices are described in this Appendix. An investment cannot be made directly in an index and the index performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index (S&P 500) is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

B-1

APPENDIX C

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of August 17, 2009, the Record Date, the number of Class A, B and C shares outstanding and eligible to vote for each Transferor Fund and the number of shares outstanding for each Acquiring Fund.

Transferor Funds		Acquiring Funds
Share Class	Shares Outstanding	Share Class	Shares Outstanding
LargeCap Blend Fund I		Disciplined LargeCap Blend Fund
Class A		Class A
Class B		Class B
Class C		Class C
Class J
Institutional
Class R-1
Class R-2
Class R-3
Class R-4
Class R-5

LargeCap Growth Fund I		LargeCap Blend Fund
Class A		Class A
Class B		Class B
Class C		Class C
Class J
Institutional
Class R-1
Class R-2
Class R-3
Class R-4
Class R-5

     As of the Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Transferor or Acquiring Funds.

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding Class A, B or C shares of a Transferor Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership
LargeCap Blend Fund I

LargeCap Growth Fund I

C-1

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of an Acquiring Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership
Disciplined LargeCap Blend Fund

LargeCap Growth Fund

C-2

APPENDIX D
FINANCIAL HIGHLIGHTS

     The financial highlights tables for the Transferor Funds (Class A, B and C shares) and Acquiring Funds are intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2009. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2004 through October 31, 2008 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008. These financial statements have been incorporated by reference into the Statement of Additional Information. Copies of the Annual Report are available upon request as described above. Information for the semi-annual period ended April 30, 2009 has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

LARGECAP BLEND FUND I Class A shares	2009[(a)]	2008	2007	2006	2005[(b)]
Net Asset Value, Beginning of Period	$ 6.44	$ 10.57	$ 9.46	$ 8.36	$ 8.20
Income from Investment Operations:					
Net Investment Income (Operating Loss)[(c)]	0.04	0.08	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.70)	(3.88)	1.05	1.10	0.15
Total From Investment Operations	(0.66)	(3.80)	1.12	1.16	0.16
Less Dividends and Distributions:					
Dividends from Net Investment Income	(0.07)	(0.05)	(0.01)	(0.03)	–
Distributions from Realized Gains	–	(0.28)	–	(0.03)	–
Total Dividends and Distributions	(0.07)	(0.33)	(0.01)	(0.06)	–
Net Asset Value, End of Period	$ 5.71	$ 6.44	$ 10.57	$ 9.46	$ 8.36
Total Return[(d)]	(10.29)%[(e)]	(37.03)%	11.81%	13.97%	1.95%[(e)]
Ratio/Supplemental Data:					
Net Assets, End of Period (in thousands)	$ 70,462	$ 82,298	$ 145,312	$ 138,832	$ 126,739
Ratio of Expenses to Average Net Assets	1.37%[(f)]	1.11%	1.11%	1.11%	1.04%[(f)]
Ratio of Net Investment Income to Average Net Assets	1.45%[(f)]	0.96%	0.70%	0.69%	0.41%[(f)]
Portfolio Turnover Rate	95.7%[(f)]	100.6%	106.2%	65.1%	148.8%[(g)]

LARGECAP BLEND FUND I Class B shares	2009[(a)]	2008	2007	2006	2005[(b)]
Net Asset Value, Beginning of Period	$ 6.30	$ 10.39	$ 9.39	$ 8.35	$ 8.20
Income from Investment Operations:					
Net Investment Income (Operating Loss)[(c)]	–	–	(0.03)	(0.02)	–
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)	(3.81)	1.03	1.09	0.15
Total From Investment Operations	(0.68)	(3.81)	1.00	1.07	0.15
Less Dividends and Distributions:					
Distributions from Realized Gains	–	(0.28)	–	(0.03)	–
Total Dividends and Distributions	–	(0.28)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.62	$ 6.30	$ 10.39	$ 9.39	$ 8.35
Total Return[(d)]	(10.79)%[(e)]	(37.62)%	10.65%	12.87%	1.83%[(e)]
Ratio/Supplemental Data:					
Net Assets, End of Period (in thousands)	$ 4,517	$ 5,947	$ 13,747	$ 17,761	$ 21,617
Ratio of Expenses to Average Net Assets	2.74%[(f)]	2.07%	2.15%	2.05%	1.47%[(f)]
Ratio of Net Investment Income to Average Net Assets	0.10%[(f)]	0.02%	(0.34)%	(0.24)%	(0.02)%[(f)]
Portfolio Turnover Rate	95.7%[(f)]	100.6%	106.2%	65.1%	148.8%[(g)]

LARGECAP BLEND FUND I Class C shares	2009[(a)]	2008	2007[(h)]
Net Asset Value, Beginning of Period	$ 6.38	$ 10.52	$ 9.84
Income from Investment Operations:			
Net Investment Income (Operating Loss)[(c)]	0.02	0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.69)	(3.88)	0.70
Total From Investment Operations	(0.67)	(3.86)	0.68
Less Dividends and Distributions:			
Dividends from Net Investment Income	–	–	–
Distributions from Realized Gains	–	(0.28)	–
Total Dividends and Distributions	–	(0.28)	–
Net Asset Value, End of Period	$ 5.71	$ 6.38	$ 10.52
Total Return[(d)]	(10.48)%[(e)]	(37.63)%	6.91%[(e)]
Ratio/Supplemental Data:			
Net Assets, End of Period (in thousands)	$ 663	$ 581	$ 970
Ratio of Expenses to Average Net Assets[(i)]	1.90%[(f)]	1.90%	1.90%[(f)]
Ratio of Net Investment Income to Average Net Assets	0.87%[(f)]	0.19%	(0.29)%[(f)]
Portfolio Turnover Rate	95.7%[(f)]	100.6%	106.2%

(a) Six months ended April 30, 2009.
(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through January 16, 2007.
(i) Reflects Manager's contractual expense limit.

D-2

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

DISCIPLINED LARGECAP BLEND FUND R-3 shares	2009[(a)]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.84	$ 17.68	$ 15.96	$ 14.23	$ 12.89	$ 12.07
Income from Investment Operations:						
Net Investment Income (Operating Loss)[(c)]	0.07	0.12	0.09	0.09	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.94)	(5.95)	2.10	1.88	1.39	1.07
Total From Investment Operations	(0.87)	(5.83)	2.19	1.97	1.47	1.13
Less Dividends and Distributions:						
Dividends from Net Investment Income	(0.13)	(0.09)	(0.09)	(0.04)	(0.07)	(0.04)
Distributions from Realized Gains	–	(1.92)	(0.38)	(0.20)	(0.06)	(0.27)
Total Dividends and Distributions	(0.13)	(2.01)	(0.47)	(0.24)	(0.13)	(0.31)
Net Asset Value, End of Period	$ 8.84	$ 9.84	$ 17.68	$ 15.96	$ 14.23	$ 12.89
Total Return	(8.83)%[(e)]	(37.03)%	14.04%	14.03%	11.44%	9.55%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 6,129	$ 6,630	$ 10,524	$ 5,740	$ 34	$ 9
Ratio of Expenses to Average Net Assets	1.15%[(g)]	1.14%	1.14%	1.16%	1.17%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.63%[(g)]	0.86%	0.56%	0.58%	0.59%	0.44%
Portfolio Turnover Rate	130.0%[(g)]	121.7%	101.4%[(h)]	92.4%	86.7%[(i)]	106.2%

DISCIPLINED LARGECAP BLEND FUND R-4 shares	2009[(a)]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.88	$ 17.74	$ 16.01	$ 14.28	$ 12.91	$ 12.08
Income from Investment Operations:						
Net Investment Income (Operating Loss)[(c)]	0.08	0.14	0.13	0.11	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.94)	(5.96)	2.10	1.89	1.41	1.09
Total From Investment Operations	(0.86)	(5.82)	2.23	2.00	1.50	1.17
Less Dividends and Distributions:						
Dividends from Net Investment Income	(0.15)	(0.12)	(0.12)	(0.07)	(0.07)	(0.07)
Distributions from Realized Gains	–	(1.92)	(0.38)	(0.20)	(0.06)	(0.27)
Total Dividends and Distributions	(0.15)	(2.04)	(0.50)	(0.27)	(0.13)	(0.34)
Net Asset Value, End of Period	$ 8.87	$ 9.88	$ 17.74	$ 16.01	$ 14.28	$ 12.91
Total Return	(8.77)%[(e)]	(36.89)%	14.28%	14.20%	11.68%	9.83%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 3,056	$ 3,006	$ 5,304	$ 5,195	$ 183	$ 9
Ratio of Expenses to Average Net Assets	0.96%[(g)]	0.95%	0.95%	0.97%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.81%[(g)]	1.05%	0.77%	0.76%	0.66%	0.63%
Portfolio Turnover Rate	130.0%[(g)]	121.7%	101.4%[(h)]	92.4%	86.7%[(i)]	106.2%

DISCIPLINED LARGECAP BLEND FUND R-5 shares	2009[(a)]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 9.91	$ 17.78	$ 16.05	$ 14.31	$ 12.93	$ 12.10
Income from Investment Operations:						
Net Investment Income (Operating Loss)[(c)]	0.08	0.16	0.15	0.13	0.15	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.94)	(5.97)	2.11	1.90	1.36	1.09
Total From Investment Operations	(0.86)	(5.81)	2.26	2.03	1.51	1.18
Less Dividends and Distributions:						
Dividends from Net Investment Income	(0.17)	(0.14)	(0.15)	(0.09)	(0.07)	(0.08)
Distributions from Realized Gains	–	(1.92)	(0.38)	(0.20)	(0.06)	(0.27)
Total Dividends and Distributions	(0.17)	(2.06)	(0.53)	(0.29)	(0.13)	(0.35)
Net Asset Value, End of Period	$ 8.88	$ 9.91	$ 17.78	$ 16.05	$ 14.31	$ 12.93
Total Return	(8.75)%[(e)]	(36.79)%	14.39%	14.37%	11.75%	9.94%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 1,280	$ 1,363	$ 1,925	$ 1,565	$ 20	$ 10
Ratio of Expenses to Average Net Assets	0.84%[(g)]	0.83%	0.83%	0.85%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.94%[(g)]	1.16%	0.88%	0.88%	1.09%	0.75%
Portfolio Turnover Rate	130.0%[(g)]	121.7%	101.4%[(h)]	92.4%	86.7%[(i)]	106.2%

(a) Six months ended April 30, 2009.
(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager's contractual expense limit.
(g) Computed on an annualized basis.
(h) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.
(i) Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.
(j) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through January 16, 2007.

D-5

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

LARGECAP GROWTH FUND I Class A shares	2009[a]	2008	2007	2006	2005[b]
Net Asset Value, Beginning of Period	$ 5.32	$ 9.45	$ 8.27	$ 8.08	$ 7.93
Income from Investment Operations:					
Net Investment Income (Operating Loss)[c]	(0.02)	(0.06)	(0.05)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(3.67)	1.60	0.52	0.17
Total From Investment Operations	0.35	(3.73)	1.55	0.50	0.15
Less Dividends and Distributions:					
Distributions from Realized Gains	–	(0.40)	(0.37)	(0.31)	–
Total Dividends and Distributions	–	(0.40)	(0.37)	(0.31)	–
Net Asset Value, End of Period	$ 5.67	$ 5.32	$ 9.45	$ 8.27	$ 8.08
Total Return[d]	6.58%[e]	(41.07)%	19.42%	6.12%	1.89%[e]
Ratio/Supplemental Data:					
Net Assets, End of Period (in thousands)	$ 30,870	$ 30,125	$ 55,689	$ 48,815	$ 48,782
Ratio of Expenses to Average Net Assets	1.89%[f]	1.57%	1.59%	1.56%	1.47%[f]
Ratio of Net Investment Income to Average Net Assets	(0.95)%[f]	(0.83)%	(0.57)%	(0.30)%	(0.86)%[f]
Portfolio Turnover Rate	68.2%[f]	64.5%	47.7%	58.5%	66.5%[g]

LARGECAP GROWTH FUND I Class B shares	2009[a]	2008	2007	2006	2005[b]
Net Asset Value, Beginning of Period	$ 5.16	$ 9.25	$ 8.18	$ 8.06	$ 7.93
Income from Investment Operations:					
Net Investment Income (Operating Loss)[c]	(0.05)	(0.13)	(0.12)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.36	(3.56)	1.56	0.52	0.18
Total From Investment Operations	0.31	(3.69)	1.44	0.43	0.13
Less Dividends and Distributions:					
Distributions from Realized Gains	–	(0.40)	(0.37)	(0.31)	–
Total Dividends and Distributions	–	(0.40)	(0.37)	(0.31)	–
Net Asset Value, End of Period	$ 5.47	$ 5.16	$ 9.25	$ 8.18	$ 8.06
Total Return[d]	6.01%[e]	(41.54)%	18.25%	5.24%	1.64%[e]
Ratio/Supplemental Data:					
Net Assets, End of Period (in thousands)	$ 4,799	$ 5,467	$ 12,656	$ 13,696	$ 14,707
Ratio of Expenses to Average Net Assets	3.05%[f]	2.47%	2.50%	2.39%	2.39%[f]
Ratio of Net Investment Income to Average Net Assets	(2.10)%[f]	(1.73)%	(1.46)%	(1.12)%	(1.79)%[f]
Portfolio Turnover Rate	68.2%[f]	64.5%	47.7%	58.5%	66.5%[g]

LARGECAP GROWTH FUND I Class C shares	2009[a]	2008	2007[h]
Net Asset Value, Beginning of Period	$ 5.32	$ 9.50	$ 8.55
Income from Investment Operations:			
Net Investment Income (Operating Loss)[c]	(0.03)	(0.11)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(3.67)	1.05
Total From Investment Operations	0.34	(3.78)	0.95
Less Dividends and Distributions:			
Distributions from Realized Gains	–	(0.40)	–
Total Dividends and Distributions	–	(0.40)	–
Net Asset Value, End of Period	$ 5.66	$ 5.32	$ 9.50
Total Return[d]	6.39%[e]	(41.39)%	11.11%[e]
Ratio/Supplemental Data:			
Net Assets, End of Period (in thousands)	$ 477	$ 415	$ 652
Ratio of Expenses to Average Net Assets[i]	2.20%[f]	2.20%	2.20%[f]
Ratio of Net Investment Income to Average Net Assets	(1.26)%[f]	(1.46)%	(1.44)%[f]
Portfolio Turnover Rate	68.2%[f]	64.5%	47.7%

[a] Six months ended April 30, 2009.
[b] Period from June 28, 2005, date shares first offered, through October 31, 2005.
[c] Calculated based on average shares outstanding during the period.
[d] Total return is calculated without the front-end sales charge or contingent deferred sales charge.
[e] Total return amounts have not been annualized.
[f] Computed on an annualized basis.
[g] Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.
[h] Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.
[i] Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

LARGECAP GROWTH FUND Class J shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 5.81	$ 9.53	$ 7.46	$ 6.81	$ 5.89	$ 5.72
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	–	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.56)	(3.54)	2.18	0.66	0.96	0.21
Total From Investment Operations	(0.56)	(3.55)	2.17	0.65	0.95	0.17
Less Dividends and Distributions:						
Dividends from Net Investment Income	–	–	–	–	(0.03)	–
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	–	(0.17)	(0.10)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.25	$ 5.81	$ 9.53	$ 7.46	$ 6.81	$ 5.89
Total Return[k]	(9.64)%[e]	(37.92)%	29.41%	9.54%	16.17%	2.97%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 35,824	$ 38,641	$ 52,055	$ 34,561	$ 20,860	$ 15,898
Ratio of Expenses to Average Net Assets	1.47%[g]	1.33%	1.31%	1.36%	1.48%	1.53%
Ratio of Gross Expenses to Average Net Assets[f]	1.52%[g]	–	–	–	–	1.53%[m]
Ratio of Net Investment Income to Average Net Assets	(0.08)%[g]	(0.16)%	(0.18)%	(0.16)%	(0.21)%	(0.63)%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

LARGECAP GROWTH FUND Institutional shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 6.13	$ 10.02	$ 7.83	$ 7.09	$ 6.09	$ 5.86
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	0.02	0.05	0.04	0.05	0.04	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0.59)	(3.73)	2.31	0.70	1.00	0.22
Total From Investment Operations	(0.57)	(3.68)	2.35	0.75	1.04	0.24
Less Dividends and Distributions:						
Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)	(0.01)	(0.04)	(0.01)
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	(0.01)	(0.21)	(0.16)	(0.01)	(0.04)	(0.01)
Net Asset Value, End of Period	$ 5.55	$ 6.13	$ 10.02	$ 7.83	$ 7.09	$ 6.09
Total Return	(9.28)%[e]	(37.49)%	30.46%	10.57%	17.05%	4.05%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 1,441,126	$ 1,531,200	$ 3,509,320	$ 487,805	$ 278,730	$ 121,840
Ratio of Expenses to Average Net Assets	0.65%[g]	0.62%	0.60%	0.54%	0.55%	0.55%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	0.55%[m]
Ratio of Net Investment Income to Average Net Assets	0.74%[g]	0.58%	0.42%	0.65%	0.63%	0.34%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

LARGECAP GROWTH FUND R-1 shares	2009[a]	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 6.00	$ 9.85	$ 7.71	$ 7.04	$ 6.09
Income from Investment Operations:					
Net Investment Income (Operating Loss)[c]	–	(0.03)	(0.03)	(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.59)	(3.65)	2.27	0.69	1.02
Total From Investment Operations	(0.59)	(3.68)	2.24	0.67	0.98
Less Dividends and Distributions:					
Dividends from Net Investment Income	–	–	–	–	(0.03)
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–
Total Dividends and Distributions	–	(0.17)	(0.10)	–	(0.03)
Net Asset Value, End of Period	$ 5.41	$ 6.00	$ 9.85	$ 7.71	$ 7.04
Total Return	(9.83)%[e]	(38.01)%	29.37%	9.52%	16.14%
Ratio/Supplemental Data:					
Net Assets, End of Period (in thousands)	$ 8,783	$ 9,129	$ 12,562	$ 5,792	$ 738
Ratio of Expenses to Average Net Assets	1.53%[g]	1.50%	1.47%	1.42%	1.43%
Ratio of Net Investment Income to Average Net Assets	(0.14)%[g]	(0.34)%	(0.36)%	(0.23)%	(0.59)%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

LARGECAP GROWTH FUND R-2 shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 6.03	$ 9.88	$ 7.72	$ 7.04	$ 6.09	$ 5.89
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	–	(0.02)	(0.02)	(0.01)	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.59)	(3.66)	2.28	0.69	1.01	0.22
Total From Investment Operations	(0.59)	(3.68)	2.26	0.68	0.98	0.20
Less Dividends and Distributions:						
Dividends from Net Investment Income	–	–	–	–	(0.03)	–
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	–	(0.17)	(0.10)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.44	$ 6.03	$ 9.88	$ 7.72	$ 7.04	$ 6.09
Total Return	(9.78)%[e]	(37.89)%	29.59%	9.66%	16.15%	3.40%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 14,128	$ 15,819	$ 24,502	$ 16,878	$ 2,212	$ 72
Ratio of Expenses to Average Net Assets	1.40%[g]	1.37%	1.34%	1.29%	1.30%	1.30%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	1.30%[m]
Ratio of Net Investment Income to Average Net Assets	0.00%[g]	(0.20)%	(0.21)%	(0.09)%	(0.40)%	(0.39)%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

LARGECAP GROWTH FUND R-3 shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 6.32	$ 10.34	$ 8.07	$ 7.35	$ 6.34	$ 6.12
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	–	–	–	0.01	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)	(3.85)	2.38	0.71	1.05	0.23
Total From Investment Operations	(0.61)	(3.85)	2.38	0.72	1.04	0.22
Less Dividends and Distributions:						
Dividends from Net Investment Income	–	–	(0.01)	–	(0.03)	–
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	–	(0.17)	(0.11)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.71	$ 6.32	$ 10.34	$ 8.07	$ 7.35	$ 6.34
Total Return	(9.65)%[e]	(37.85)%	29.79%	9.80%	16.48%	3.59%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 47,998	$ 48,883	$ 59,749	$ 35,647	$ 7,878	$ 513
Ratio of Expenses to Average Net Assets	1.22%[g]	1.19%	1.16%	1.11%	1.12%	1.12%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	1.12%[m]
Ratio of Net Investment Income to Average Net Assets	0.17%[g]	(0.03)%	(0.05)%	0.10%	(0.16)%	(0.21)%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

LARGECAP GROWTH FUND R-4 shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 6.28	$ 10.25	$ 8.01	$ 7.28	$ 6.27	$ 6.05
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	0.01	0.01	0.01	0.02	–	–
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)	(3.81)	2.35	0.71	1.04	0.22
Total From Investment Operations	(0.60)	(3.80)	2.36	0.73	1.04	0.22
Less Dividends and Distributions:						
Dividends from Net Investment Income	–	–	(0.02)	–	(0.03)	–
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	–	(0.17)	(0.12)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.68	$ 6.28	$ 10.25	$ 8.01	$ 7.28	$ 6.27
Total Return	(9.55)%[e]	(37.67)%	29.90%	10.03%	16.68%	3.64%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 34,728	$ 28,378	$ 25,974	$ 14,809	$ 3,811	$ 53
Ratio of Expenses to Average Net Assets	1.03%[g]	1.00%	0.97%	0.92%	0.93%	0.93%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	0.93%[m]
Ratio of Net Investment Income to Average Net Assets	0.35%[g]	0.14%	0.15%	0.30%	0.02%	(0.04)%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

LARGECAP GROWTH FUND R-5 shares	2009[a]	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 6.20	$ 10.12	$ 7.91	$ 7.17	$ 6.18	$ 5.95
Income from Investment Operations:						
Net Investment Income (Operating Loss)[c]	0.01	0.03	0.02	0.03	0.03	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)	(3.76)	2.32	0.71	0.99	0.22
Total From Investment Operations	(0.59)	(3.73)	2.34	0.74	1.02	0.23
Less Dividends and Distributions:						
Dividends from Net Investment Income	–	(0.02)	(0.03)	–	(0.03)	–
Distributions from Realized Gains	–	(0.15)	(0.10)	–	–	–
Tax Return of Capital Distribution	–	(0.02)	–	–	–	–
Total Dividends and Distributions	–	(0.19)	(0.13)	–	(0.03)	–
Net Asset Value, End of Period	$ 5.61	$ 6.20	$ 10.12	$ 7.91	$ 7.17	$ 6.18
Total Return	(9.52)%[e]	(37.58)%	30.07%	10.32%	16.61%	3.87%
Ratio/Supplemental Data:						
Net Assets, End of Period (in thousands)	$ 67,324	$ 66,974	$ 96,875	$ 47,115	$ 3,503	$ 2,299
Ratio of Expenses to Average Net Assets	0.91%[g]	0.88%	0.86%	0.80%	0.81%	0.81%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	0.81%[m]
Ratio of Net Investment Income to Average Net Assets	0.47%[g]	0.29%	0.24%	0.41%	0.50%	0.09%
Portfolio Turnover Rate	96.6%[g]	88.8%	113.1%[h]	93.5%	169.0%[i]	59.8%

[a] Six months ended April 30, 2009.
[b] Period from June 28, 2005, date shares first offered, through October 31, 2005.
[c] Calculated based on average shares outstanding during the period.
[d] Total return is calculated without the front-end sales charge or contingent deferred sales charge.
[e] Total return amounts have not been annualized.
[f] Reflects Manager's contractual expense limit.
[g] Computed on an annualized basis.
[h] Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.
[i] Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.
[j] Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.
[k] Total return is calculated without the contingent deferred sales charge.
[l] Excludes expense reimbursement from Manager and/or Underwriter.
[m] Expense ratio without commission rebates.

FORM OF PROXY CARD

Proxy Tabulator	To vote by Internet
P.O. Box 9112	1) Read the Proxy Statement/Prospectus and have
Farmingdale, NY 11735	the proxy card at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions posted on the website.

To vote by Telephone
1) Read the Proxy Statement/Prospectus and have
the proxy card at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement/Prospectus.
2) Check the appropriate boxes on the proxy card.
3) Sign and date the proxy card.
4) Return the proxy card in the enevelope
provided.

Principal Funds, Inc. – [Name of Fund (the “Fund”)]
Des Moines, Iowa 50392-0200

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
November 16, 2009

This proxy is solicited on behalf of the Board of Directors of Principal Funds, Inc. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held November 16, 2009 at 10:00 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

     Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated September __, 2009. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting. PROXIES MUST BE RECEIVED BY NOVEMBER 15, 2009 TO BE VOTED AT THE MEETING TO BE HELD ON NOVEMBER 16, 2009.

Date________________, 2009

_____________________________________ Signature of Shareholder(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Please fill in boxes as shown using black or blue ink. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends that shareholders vote FOR the following proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PROPOSALS
	For	Against	Abstain
1. Approval of Plan of Acquisition providing for the	[ ]	[ ]	[ ]
combination of the Class A, B and C shares of the
LargeCap Blend Fund I into the Disciplined LargeCap
Blend Fund.

2. Approval of Plan of Acquisition providing for the	[ ]	[ ]	[ ]
combination of the Class A, B and C shares of the
LargeCap Growth Fund I into the LargeCap Growth
Fund.

PART B
INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION
Dated: September ____, 2009

This Statement of Additional Information is available to the Class A, B and C shareholders of each of the series or funds of Principal Funds, Inc. (“PFI”) listed below as a “Transferor Fund” in connection with the proposed reorganization providing for the combination of the Class A, B and C shares of each Transferor Fund into the corresponding PFI fund listed below as an “Acquiring Fund” (the “Reorganization”):

	Transferor Funds		Corresponding Acquiring Funds
	LargeCap Blend Fund I	–	Disciplined LargeCap Blend Fund
	LargeCap Growth Fund I	–	LargeCap Growth Fund

This Statement of Additional Information is not a prospectus and should be read in conjunction with the
Proxy Statement/Prospectus dated September ____, 2009, relating to the Special Meeting of Shareholders of the
Transferor Funds to be held on November 16, 2009. The Proxy Statement/Prospectus, which describes the proposed
Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street,
Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

1.	Statement of Additional Information of PFI dated March 1, 2009, as supplemented.

2.	Audited Financial Statements of the Transferor Funds and the Acquiring Funds for the fiscal year ended
October 31, 2008.

3.	Unaudited Financial Statements of the Transferor Funds and the Acquiring Funds for the six-month period ended April 30, 2009.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos.: 33-
59474; and 811-07572):

1.	The Statement of Additional Information of PFI dated March 1, 2009, (including Supplements dated March
20, 2009, May 4, 2009 and June 19, 2009 filed via EDGAR on March 20, 2009, May 4, 2009 and June 19, 2009,
respectively.

2.	The Audited Financial Statements of the Transferor Funds and the Acquiring Funds included in PFI's
Annual Report to Shareholders for the fiscal year ended October 31, 2008, which have been audited by Ernst &
Young, LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on January 8, 2009; and

3	The Unaudited Financial Statements of the Transferor Funds and the Acquiring Funds included in PFI's
Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009, as filed on Form N-CSRS on
July 6, 2009.

PFI’s Annual and Semi-Annual Reports to Shareholders are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

Combination of Class A, B and C shares of the LargeCap Blend Fund I into the Disciplined LargeCap Blend Fund

At its meetings on March 9, 2009 and July 30, 2009, the Board of Directors of Principal Funds, Inc. approved a
Plan of Acquisition whereby, the Acquiring Fund will acquire all the assets of the Transferor Fund, subject to the liabilities of the Transferor Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares the Transferor Fund (the "Reorganization").

Pro forma combining financial statements for the Reorganization are not included because, as of June 30, 2009, the assets of the Transferor Fund constituted less than 10% of the assets of the Acquiring Fund.

Combination of Class A, B and C shares of the LargeCap Growth Fund I into the LargeCap Growth Fund

At its meetings on March 9, 2009 and July 30, 2009, the Board of Directors of Principal Funds, Inc. approved a
Plan of Acquisition whereby, the Acquiring Fund will acquire all the assets of the Transferor Fund, subject to the liabilities of the Transferor Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares the Transferor Fund (the "Reorganization").

Pro forma combining financial statements for the Reorganization are not included because, as of June 30, 2009, the assets of the Transferor Fund constituted less than 10% of the assets of the Acquiring Fund.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or

(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant.
Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the
Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under
Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and
Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the
Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the
Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the
Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

(1)	a.	Articles of Amendment and Restatement (filed 4/12/96)
	b.	Articles of Amendment and Restatement (filed 9/22/00)
	c.	Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
	d.	Articles of Amendment dated 5/23/05 (filed 9/8/05)
	e.	Articles of Amendment dated 9/30/05 (filed 11/22/05)
	f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	g.	Articles of Amendment dated 06/04/08 (filed 07/17/08)
	h.	Articles of Amendment (filed 9/12/97)

	i.	Certificate of Correction dated 9/14/00 (filed 9/22/00)
	j.	Certificate of Correction dated 12/13/00 (filed 10/12/01)

	k.	Articles Supplementary dated 12/11/00 (filed 10/12/01)
	l.	Articles Supplementary dated 3/12/01 (filed 10/12/01)
	m.	Articles Supplementary dated 4/16/02 (filed 12/30/02)
	n.	Articles Supplementary dated 9/25/02 (filed 12/30/02)
	o.	Articles Supplementary dated 2/5/03 (filed 02/26/03)
	p.	Articles Supplementary dated 4/30/03 (filed 9/11/03)
	q.	Articles Supplementary dated 6/10/03 (filed 9/11/03)
	r.	Articles Supplementary dated 9/9/03 (filed 9/11/03)
	s.	Articles Supplementary dated 11/6/03 (filed 12/15/03)
	t.	Articles Supplementary dated 1/29/04 (filed 2/26/04)
	u.	Articles Supplementary dated 3/8/04 (filed 7/27/04)
	v.	Articles Supplementary dated 6/14/04 (filed 9/27/04)
	w.	Articles Supplementary dated 9/13/04 (filed 12/13/04)
	x.	Articles Supplementary dated 10/1/04 (filed 12/13/04)
	y.	Articles Supplementary dated 12/13/04 (filed 2/28/05)
	z.	Articles Supplementary dated 2/4/05 (filed 5/16/05)
	aa.	Articles Supplementary dated 2/24/05 (filed 5/16/05)
	bb.	Articles Supplementary dated 5/6/05 (filed 9/8/05)
	cc.	Articles Supplementary dated 12/20/05 (filed 2/28/06)
	dd.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	ee.	Articles Supplementary dated 1/12/07 (filed 1/16/07)
	ff.	Articles Supplementary dated 1/22/07 (filed 07/18/07
	gg.	Articles Supplementary dated 7/24/07 (filed 9/28/07)
	hh.	Articles Supplementary dated 09/13/07 (filed 12/14/07)
	ii.	Articles Supplementary dated 1/3/08 (filed 03/05/08)
	jj.	Articles Supplementary dated 3/13/08 (filed 05/01/08)
	kk.	Articles Supplementary dated 06/23/08 (filed 07/17/08)
	ll.	Articles Supplementary dated 09/10/08 (filed 12/12/08)
	mm.	Articles Supplementary dated 10/31/08 (filed 12/12/08)

(2)	By-laws (filed 12/29/05)

(3)	N/A

(4)	Form of Plan of Acquisition (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Management Agreement (filed 9/12/97)
		b.	1st Amendment to the Management Agreement (filed 9/22/00)
		c.	Management Agreement (filed 12/5/00)
		d.	Amendment to Management Agreement dated 9/9/02(filed 12/30/02)
		e.	Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
		f.	Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
		g.	Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
		h.	Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
		i.	Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
		j.	Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
		k.	Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
		l.	Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
		m.	Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
		n.	Amendment to Management Agreement dated 9/30/05 (filed 11/22/05)
		o.	Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)
		p.	Amendment to Management Agreement dated 9/12/07 (filed 9/28/07)
		q.	Amendment to Management Agreement dated 10/01/07 (filed 12/14/07)
		r.	Amendment to Management Agreement dated 10/31/07 (filed 12/14/07)
		s.	Amendment to Management Agreement dated 2/7/08 (filed 05/01/08)
		t.	Amendment to Management Agreement dated 06/24/08 (filed 09/30/08)

	(2)	a.	Brown Investment Advisor Incorporated Sub-Advisory Agreement dated
07/01/09 – Filed as Ex-99.D(7)A on 07/29/09

	(3)	a.	Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 – Filed as Ex-99.D on 09/08/05
		b.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated
9/15/05 -- Filed as Ex-99.D on 10/20/06
		c.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated
12/15/06 -- Filed as Ex-99.D on 01/16/07

	(4)	a.	Goldman Sachs Sub-Advisory Agreement -- Filed as Ex-99.D.21 on
12/30/02
		b.	Amended & Restated Sub-Adv Agreement with Goldman Sachs -- Filed as
Ex-99.D21B on 09/11/03
		c.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated
11/20/03 – Filed as Ex-99.D on 12/15/03
		d.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated
6/30/04 -- Filed as Ex-99.D on 02/28/05

	(5)	a.	Principal Global Investors Sub-Advisory Agreement -- Filed as Ex-99.D.19
on 12/30/02
		b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
		c.	Amended & Restated Sub-Adv Agreement with PGI -- Filed as Ex-99.D19C on 09/11/03
		d.	Amended & Restated Sub-Adv Agreement with PGI-- Filed as Ex-99.D on
06/01/04
		e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 – Filed as
Ex-99.D on 09/27/2004

		f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 – Filed as
Ex-99.D on 12/13/04
		g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 – Filed as Ex-99.D on 09/08/05
		h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 – Filed as
Ex-99.D on 09/08/05
		i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 -- Filed as Ex-
99.D on 12/29/05
		j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 -- Filed as Ex-99.D on 12/29/05
		k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 -- Filed as
Ex-99.D on 02/28/06

	(6)	a.	T. Rowe Price Sub-Advisory Agreement dated 3/8/04 -- Filed as Ex-99.D on
06/01/04
		b.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04
– Filed as Ex-99.D on 09/27/2004
		c.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05 -
- Filed as Ex-99.D on 12/29/05
		d.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/06
-- Filed as Ex-99.D on 10/20/06

(7)	(1)	a.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred,
Preferred, Advisors Select, Select, Advisors Signature Classes) dtd 3/11/08
(filed 05/01/08)

	(2)	b.	Distribution Agreement (Class A, Class B, Class C, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class, Institutional Class and Class S Shares dated 5/1/08 (filed 7/29/09)

(8)	Not Applicable

(9)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York (filed
4/12/96)
		b.	Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
		c.	Domestic and Global Custodian Agreement with Bank of New York (filed
11/22/05)

(10)	Rule 12b-1 Plan
	(1)	R-3 f/k/a Advisors Preferred Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(2)	R-2 f/k/a Advisors Select Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(3)	R-4 f/k/a Select Plan (filed 12/30/02)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(4)	R-1 f/k/a Advisors Signature Plan (filed 12/13/04)
		a.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd
6/24/08 (filed 09/30/08)

	(5)	Class J Plan
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(6)	Class A Plan (filed 02/28/05)
		a.	Amended & Restated dtd 10/01/07 (filed 12/14/07)
	(7)	Class B Plan (filed 02/28/05)
		a.	Amended & Restated dtd 3/13/07 (filed 12/14/07)

	(8)	Class S Plan dtd 5/1/08 -- Filed as Ex-99.M9 on 05/01/08

	(8)		Class C Plan dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-137477 filed on Form N-14 on 09/20/06)
		a.	Amended & Restated dtd 10/01/07 (filed12/14/07)

(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

(12)	Not Applicable

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accountants
	(a)		Consent of Ernst & Young LLP *

(15)	Not Applicable

(16)	(a)		Powers of Attorney*

(17)	(a)		Prospectuses dated 03/01/09, as supplemented
		(1)	The Prospectus for Class J shares, dated March 1, 2009, included in Post-
Effective Amendment No. 70 to the registration statement on Form N-1A
(File No. 33-59474) filed on March 2, 2009;
		(2)	The Prospectus for Class A, B, and C shares, dated March 1, 2009, included in Post-Effective Amendment No. 67 to the registration statement on Form N-1A (File No. 33-59474) filed on February 27, 2009;
		(3)	The Prospectus for Institutional Class shares, dated March 1, 2009, included in Post-Effective Amendment No. 68 to the registration statement on Form
N-1A (File No. 33-59474) filed on March 2, 2009;
		(4)	The Prospectus for R-1, R-2, R-3, R-4, and R-5 Class shares, dated
March 1, 2009, included in Post-Effective Amendment No. 69 to the registration statement on Form N-1A (File No. 33-59474) filed on March 2,
2009;
		(5)	Supplements to the Class J shares Prospectus dated and filed March 20,
2009, April 8, 2009, April 9, 2009, May 4, 2009, May 21, 2009, and June 19,
2009;
		(6)	Supplements to the Class A, B, and C shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 21, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, and July 30, 2009;
		(7)	Supplements to the Institutional Class shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 10, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, and July 30, 2009;
		(8)	Supplements to the R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 20, 2009, April 8, 2009, April 9, 2009, May 4, 2009,
May 21, 2009, and June 19, 2009;

	(b)		Statement of Additional Information dated March 1, 2009, included in Post-Effective
Amendment No. 66 to the registration statement on Form N-1A (File No. 33-59474)
filed on February 27, 2009; and supplements thereto dated and filed March 20, 2009,
May 4, 2009, and June 19, 2009.

	(c)		Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2008
(filed January 8, 2009)

*	Filed herein.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the
Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 4th day of August, 2009.

Principal Funds, Inc.
(Registrant)

/s/ Ralph C. Eucher
R. C. Eucher
Chairman of the Board and
Chief Executive Officer

Attest:

/s/ Beth C. Wilson
Beth Wilson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph C. Eucher
_____________________	Chairman of the Board	August 3, 2009
R. C. Eucher	and Chief Executive
Officer (Principal
Executive Officer)

/s/ Layne A. Rasmussen
_____________________	Vice President,	August 3, 2009
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ Nora M. Everett
_____________________	President and Director	August 4, 2009
N. M. Everett

(E. Ballantine)*
_____________________	Director	August 4, 2009
E. Ballantine

(K. Blake)*
_____________________	Director	August 4, 2009
K. Blake

(C. Damos)*
_____________________	Director	August 4, 2009
C. Damos

(R. W. Gilbert)*
_____________________	Director	August 4, 2009
R. W. Gilbert

(M. A. Grimmett)*
_____________________	Director	August 4, 2009
M. A. Grimmett

(F. S. Hirsch)*
_____________________	Director	August 4, 2009
F. S. Hirsch

(W. C. Kimball)*
_____________________	Director	August 4, 2009
W. C. Kimball

(B. A. Lukavsky)*
_____________________	Director	August 4, 2009
B. A. Lukavsky

(W. G. Papesh)*
______________________	Director	August 4, 2009
W. G. Papesh

(D. Pavelich)*
______________________	Director	August 4, 2009
D. Pavelich

/s/ M. J. Beer
*By ______________________
M. J. Beer
Executive Vice President

Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)
11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters
14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants
16(a)	Powers of Attorney